UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
DERMTECH, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

DERMTECH, INC.
12340 El Camino Real
San Diego, CA 92130
(858) 450-4222
April [•], 2023
To Our Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of DermTech, Inc., or the Company, to be held at 1:30 p.m. Pacific Time on May 31, 2023. We have decided to hold this year’s meeting virtually via live webcast on the internet. In order to attend the Annual Meeting, you must register at https://proxydocs.com/DMTK prior to the start of the meeting. We encourage you to register in advance, and in any case at least 15 minutes prior to the start of the meeting. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and submit questions. You will not be able to attend the Annual Meeting in person. We expect to resume in-person stockholder meetings in future years.
Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the Annual Meeting, one (1) person will be elected to our board of directors. In addition, we will ask our stockholders to approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of common stock authorized to be issued by the Company, to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, to approve an amendment to the DermTech, Inc. 2020 Equity Incentive Plan to modify the plan’s evergreen provision, to ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023, and to approve, on an advisory basis, the compensation of the Company’s named executive officers. Such other business will be transacted as may properly come before the Annual Meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the internet, we have elected to deliver our proxy materials to certain of our stockholders over the internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April [•], 2023, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access our proxy statement for the Annual Meeting and our 2022 annual report to stockholders. The Notice also provides instructions on how to vote online, how to access the virtual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we encourage you to vote promptly by proxy so that your shares will be represented and voted at the meeting.
Thank you for your continued support of DermTech, Inc. We look forward to your attendance at the Annual Meeting.
Sincerely,
/s/ John Dobak
John Dobak, M.D.
Chief Executive Officer

DERMTECH, INC.
12340 El Camino Real
San Diego, CA 92130
(858) 450-4222
April [•], 2023

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TIME: 1:30 p.m. Pacific Time
DATE: May 31, 2023
Access: Virtually at https://proxydocs.com/DMTK
This year’s Annual Meeting of Stockholders, or the Annual Meeting, of DermTech, Inc., or the Company, will be a virtual meeting via live webcast on the internet. In order to attend the Annual Meeting, you must register at https://proxydocs.com/DMTK prior to the start of the meeting on May 31, 2023 at 1:30 p.m. Pacific Time. We encourage you to register in advance, and in any case at least 15 minutes prior to the start of the meeting. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and submit questions. We expect to resume in-person stockholder meetings in future years.
PURPOSES:
1To elect one (1) Class III director to serve a three-year term expiring in 2026;
2To approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to increase from 50,000,000 shares to 100,000,000 shares the aggregate number of shares of common stock authorized to be issued;
3To approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation;
4To approve an amendment to the DermTech, Inc. 2020 Equity Incentive Plan to modify the plan’s evergreen provision;
5To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
6To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement; and
7To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of DermTech, Inc. common stock at the close of business on April 3, 2023.
If you are a stockholder of record (meaning your shares of our common stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company), you may vote in one of the following ways:
•Vote over the internet, by going to https://proxypush.com/DMTK (have your Important Notice Regarding the Availability of Proxy Materials or proxy card in hand when you access the website);
•Vote by telephone, by calling 866-430-8291 (have your Important Notice Regarding the Availability of Proxy Materials or proxy card in hand when calling);
•Vote by mail, if you received a proxy card by mail, by returning your proxy card (signed and dated); or
•Vote at the Annual Meeting.
If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the stockholder of record that you must follow for your shares to be voted.

A list of stockholders of record will be available at the Annual Meeting and, during the ten days prior to the Annual Meeting, at our principal executive offices located at 12340 El Camino Real, San Diego, California, 92130. Stockholders may also request to review a list of stockholders of record as of April 3, 2023, the record date for the Annual Meeting, for any purpose germane to the Annual Meeting by contacting Investor Relations at investorrelations@dermtech.com. A list of stockholders of record will be available for inspection online during the Annual Meeting at https://proxydocs.com/DMTK.
All stockholders are cordially invited to attend the Annual Meeting.

Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ John Dobak
John Dobak, M.D.
Chief Executive Officer

TABLE OF CONTENTS

PAGE
Important Information About the Annual Meeting and Voting	2
Security Ownership of Certain Beneficial Owners and Management	8
Management and Corporate Governance	10
Compensation Discussion and Analysis	17
Compensation Committee Report	26
Executive Officer and Director Compensation	27
Pay Versus Performance	44
Equity Compensation Plan Information	47
Report of Audit Committee	49
Certain Relationships and Related Person Transactions	50
Proposal 1: Election of Directors	52
Proposal 2: Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Aggregate Number of Shares of Common Stock Authorized to be Issued	53
Proposal 3: Amendment to the Company’s Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation	54
Proposal 4: Amendment to the DermTech, Inc. 2020 Equity Incentive Plan to Modify the Plan’s Evergreen Provision	55
Proposal 5: Ratify the Selection of the Company's independent Registered Public Accounting Firm	61
Proposal 6: Advisory Vote on Executive Compensation	62
Code of Conduct and Ethics	63
Other Matters	63
Stockholder Proposals and Nominations For Director	63

Appendices
Appendix A – Form of Third Certificate of Amendment to Amended and Restated Certificate of Incorporation of DermTech, Inc.	64
Appendix B – Form of Fourth Certificate of Amendment to Amended and Restated Certificate of Incorporation of DermTech, Inc.	65
Appendix C – DermTech, Inc. 2020 Equity Incentive Plan (reflecting proposed amendments)	66

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

DERMTECH, INC.
12340 El Camino Real
San Diego, CA 92130

PROXY STATEMENT FOR DERMTECH, INC.
2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2023

This proxy statement, along with the accompanying Notice of 2023 Annual Meeting of Stockholders, contains information about the 2023 Annual Meeting of Stockholders of DermTech, Inc., or the Annual Meeting, including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 1:30 p.m., Pacific Time, on May 31, 2023. In an effort to improve access to our annual meeting, preserve costs and reduce the environmental impact of our meeting, this year’s meeting will be a virtual meeting via live webcast on the internet. In order to attend the Annual Meeting, you must register at https://proxydocs.com/DMTK prior to the start of the meeting. We encourage you to register in advance, and in any case at least 15 minutes prior to the start of the meeting. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and submit questions. You will not be able to attend the Annual Meeting in person. We expect to resume in-person stockholder meetings in future years.
In this proxy statement, we refer to DermTech, Inc. as “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors, or the Board, for use at the Annual Meeting.
On or about April [•], 2023, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for the Annual Meeting and our 2022 annual report to stockholders.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 31, 2023
This proxy statement, the Notice of 2023 Annual Meeting of Stockholders and our 2022 annual report to stockholders are available for viewing, printing and downloading at https://proxydocs.com/DMTK. To view these materials please have your control number(s) available that appears on your notice or proxy card.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2022 on the website of the Securities and Exchange Commission at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at www.dermtech.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, for the fiscal year ended December 31, 2022 free of charge from us by sending a written request to: Investor Relations, DermTech, Inc., 12340 El Camino Real, San Diego, California 92130. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company soliciting my proxy?
The Board is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders of the Company to be held on May 31, 2023 at 1:30 p.m. Pacific Time and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.
We have made available to you on the internet or have sent you this proxy statement, the Notice of 2023 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 because you owned shares of our common stock on the record date, April 3, 2023. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, of the proxy materials, to stockholders on or about April [•], 2023.
Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why are you holding a virtual Annual Meeting?
In an effort to improve access to our annual meeting, preserve costs and reduce the environmental impact of our meeting, this year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board or management, as time permits.
What happens if there are technical difficulties during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support phone number that will be provided in your meeting access email.
Who can vote?
Only record owners of our common stock at the close of business on April 3, 2023 are entitled to vote at the Annual Meeting. On this record date, there were [●] shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
If on April 3, 2023 your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.
If on April 3, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain in advance a valid proxy from your broker or other agent. You must also register at https://proxydocs.com/DMTK prior to the start of the meeting on May 31, 2023 at 1:30 p.m. Pacific Time.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How many votes do I have?
Each share of our common stock that you own entitles you to one vote.
How do I vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via internet or telephone. You may specify whether your shares should be voted for or withheld for the nominee for director and whether your shares should be voted for, against or abstain with respect to the other proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
•By internet (https://proxypush.com/DMTK). Use the internet to transmit your voting instructions and for electronic delivery of information. Have your Notice or proxy card and 12-digit control number(s) in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
•By telephone (866-430-8291). Use a touch-tone phone to transmit your voting instructions. Have your Notice or proxy card and 12-digit control number(s) in hand when you call and then follow the instructions.
•By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card.
•At the Annual Meeting. If you attend the meeting, you may vote on the Annual Meeting Website at https://proxydocs.com/DMTK. As noted elsewhere in this proxy statement, in order to attend the Annual Meeting, you must register at https://proxydocs.com/DMTK prior to the start of the meeting on May 31, 2023 at 1:30 p.m. Pacific Time. We encourage you to register in advance, and in any case at least 15 minutes prior to the start of the meeting. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting, vote and submit questions.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares at the Annual Meeting, you should contact your broker or agent well in advance of the meeting to obtain a legal proxy or broker’s proxy card. You must also register at https://proxydocs.com/DMTK prior to the start of the meeting. We encourage you to register in advance, and in any case at least 15 minutes prior to the start of the meeting. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and submit questions. You will not be able to attend the Annual Meeting in person.
Telephone and internet voting facilities for stockholders of record will be available 24 hours a day until the closing of the polls at the Annual Meeting on May 31, 2023.
How does the Board recommend that I vote on the proposals?
The Board recommends that you vote as follows:

•“FOR” the election of the nominee for director (Proposal 1).
•“FOR” the amendment to our Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of common stock authorized to be issued (Proposal 2).

•“FOR” the amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (Proposal 3).
•“FOR” the amendment to the DermTech, Inc. 2020 Equity Incentive Plan to modify the plan’s evergreen provision (Proposal 4).
•“FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 (Proposal 5).
•“FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 6)
If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at or would be brought before the Annual Meeting, other than those discussed in this proxy statement.
May I change or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•by re-voting by internet or by telephone as instructed above;
•by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•by attending the Annual Meeting (having registered at https://proxydocs.com/DMTK prior to the start of the meeting as described elsewhere in this proxy statement) and voting at the Annual Meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.
Your most current vote, whether by telephone, internet, proxy card or while attending the Annual Meeting is the vote that will be counted.
What if I receive more than one notice or proxy card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on the election of directors without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Election of Director	To be elected, the nominee for director must receive a plurality of the votes cast on this proposal. Accordingly, as this is an uncontested election, the director nominee will be elected if she receives at least one vote. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Abstentions and votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the director. As a result, any shares held by a brokerage firm not voted by a customer will be treated as a broker non-vote. Such broker non-votes will also not be included in the vote tally for the election of the director.

Proposal 2. Amendment to Our Amended and Restated Certificate of Incorporation to Increase the Aggregate Number of Shares of Common Stock Authorized to be Issued	The affirmative vote of a majority of the outstanding common stock of the Company is required to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares held by a brokerage firm not voted by a customer will be treated as a broker non-vote. Such broker non-votes and any abstentions will be treated as votes against this proposal.

Proposal 3. Amendment to Our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation	The affirmative vote of a majority of the outstanding common stock of the Company is required to approve this amendment to the Company’s Amended and Restated Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares held by a brokerage firm not voted by a customer will be treated as a broker non-vote. Such broker non-votes and any abstentions will be treated as votes against this proposal.

Proposal 4. Amendment to the DermTech, Inc. 2020 Equity Incentive Plan to Modify the Plan’s Evergreen Provision	The affirmative vote of a majority of the votes cast, either affirmatively or negatively, on this proposal is required to approve the amendment to the DermTech, Inc. 2020 Equity Incentive Plan to amend the “evergreen” provision of the plan to: (i) increase the maximum number of additional shares of our common stock that may annually be reserved for issuance under the plan by operation of its “evergreen” provision from 3.5% to 5.0% of the number of shares of our common stock outstanding on the first day of January of each year and (ii) extend the period during which the “evergreen” provision of the plan will operate from ending on the second day of fiscal year 2025 to ending on the second day of fiscal year 2030. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes and any abstentions will have no effect on the results of this vote.

Proposal 5: Ratification of Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast, either affirmatively or negatively, on this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of KPMG LLP as our independent registered public accounting firm for 2023, the Audit Committee of our Board will reconsider its selection.

Proposal 6: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers	The affirmative vote of a majority of the votes cast, either affirmatively or negatively, on this proposal is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares held by a brokerage firm not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person (by means of remote communication as authorized by the Board) or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Mediant, Inc., to act as our proxy solicitor in connection with the proposals to be acted upon at our annual meeting. Pursuant to our agreement with Mediant, Inc., Mediant, Inc. will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the annual meeting. For these services, we will pay a fee of approximately $28,000.

What constitutes a quorum for the Annual Meeting?
The presence, in person (by means of remote communication as authorized by the Board) or by proxy, of the holders of a majority of the voting power of all outstanding shares of our capital stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person (by means of remote communication as authorized by the Board) or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
What is the Business Combination referred to in this proxy statement?
On August 29, 2019, the Company, formerly known as Constellation Alpha Capital Corp., or Constellation, and DermTech Operations, Inc., formerly known as DermTech, Inc., or DermTech Operations, consummated the transactions contemplated by an Agreement and Plan of Merger, dated May 29, 2019, as amended, by and among the Company, DT Merger Sub, Inc., and DermTech Operations. Pursuant to the Agreement and Plan of Merger, DT Merger Sub, Inc. merged with and into DermTech Operations, with DermTech Operations surviving as the Company’s wholly owned subsidiary. We refer to this transaction as the Business Combination. Also, in connection with and prior to the completion of the Business Combination, Constellation re-domiciled out of the British Virgin Islands and continued as a company incorporated in the State of Delaware. Following the Business Combination, we changed the name of the Company to DermTech, Inc. Prior to the completion of the Business Combination, the Company was a shell company. Following the Business Combination, the business of DermTech Operations is the business of the Company.
Attending the Annual Meeting
This year, our Annual Meeting will be held at 1:30 p.m., Pacific Time, on May 31, 2023, in a virtual meeting format only. In order to attend the Annual Meeting, you must register at https://proxydocs.com/DMTK prior to the start of the meeting. We encourage you to register in advance, and in any case at least 15 minutes prior to the start of the meeting.

Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and submit questions.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Continental Stock Transfer & Trust Company, by calling them at (212) 509-4000.
If you do not wish to participate in householding and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:
•If your Company shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 1-212-509-4000 or writing them at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004.
•If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information concerning the ownership of our common stock as of March 15, 2023, by (i) those persons who are known by us to be the beneficial owner(s) of more than five percent of our common stock, (ii) each of our directors, director nominee, and named executive officers and (iii) all of our current directors and executive officers as a group.
The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership generally includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of March 15, 2023, such as through the exercise of stock options, warrants or other rights or the vesting of restricted stock units. Unless otherwise indicated in the footnotes to this table, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
The percentage of shares beneficially owned is computed on the basis of 31,003,260 shares of our common stock outstanding as of March 15, 2023. Shares of our common stock that the entity, person, or group has the right to acquire within 60 days of March 15, 2023, including common stock subject to (i) stock options exercisable within 60 days of March 15, 2023, (ii) warrants exercisable within 60 days of March 15, 2023 and (iii) restricted stock units vesting within 60 days of March 15, 2023, are in each case deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address of each beneficial owner listed is c/o DermTech, Inc., 12340 El Camino Real, San Diego, California 92130.

Name and Address of Beneficial Owner**	Shares Beneficially Owned	Percentage of Beneficial Ownership
Beneficial Owners of More Than 5% of Our Common Stock
Entities affiliated with RTW Investments LP (1)	3,018,666	9.7%

Named Executive Officers and Directors
Mark Capone (2)	19,860	*
Cynthia Collins (3)	69,121	*
Nathalie Gerschtein Keraudy (4)	30,977	*
Kirk Malloy (5)	4,405	*
Matthew Posard (6)	122,501	*
Herm Rosenman (7)	98,862	*
Monica Tellado (8)	32,101	*
John Dobak (9)	647,542	2.1%
Kevin Sun (10)	199,335	*
Todd Wood (11)	195,361	*
Ray Akhavan (12)	65,752	*
Claudia Ibarra (13)	103,738	*
All current directors and executive officers as a group (12 persons) (14)	1,589,555	5.1%
*Indicates beneficial ownership of less than 1%.
** Addresses are given for beneficial owners of more than 5% of the outstanding common stock only.

(1)Consists of 3,018,666 shares of common stock beneficially owned by RTW Investments, LP. RTW Investments, LP has the power to direct the vote and disposition of securities held by RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd. and RTW Venture Fund Limited. Accordingly, RTW Investments, LP may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D. has the power to direct the vote and disposition of the securities held by RTW Investments, LP. Dr. Wong is the managing partner of RTW Investments GP, LLC, which is the managing partner of RTW Investments, LP. Dr. Wong disclaims beneficial ownership of the shares held by

RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd., and RTW Venture Fund Limited, except to the extent of his pecuniary interest therein. The address and principal office of RTW Investments, LP and Dr. Wong is 919 Third Avenue, New York, New York 10022. This information is based on Amendment No. 3 to Schedule 13D, filed with the SEC on November 8, 2022, and such additional information as is known to us.
(2)Consists of 19,860 shares of common stock that may be acquired pursuant to restricted stock units within 60 days after March 15, 2023.
(3)Consists of 42,641 shares of common stock and 26,480 shares of common stock that may be acquired pursuant to restricted stock units within 60 days after March 15, 2023.
(4)Consists of 4,497 shares of common stock and 26,480 shares of common stock that may be acquired pursuant to restricted stock units within 60 days after March 15, 2023.
(5)Consists of 4,405 shares of common stock.
(6)Consists of 96,021 shares of common stock and 26,480 shares of common stock that may be acquired pursuant to restricted stock units within 60 days after March 15, 2023.
(7)Consists of 72,382 shares of common stock and 26,480 shares of common stock that may be acquired pursuant to restricted stock units within 60 days after March 15, 2023.
(8)Consists of 5,621 shares of common stock and 26,480 shares of common stock that may be acquired pursuant to restricted stock units within 60 days after March 15, 2023.
(9)Consists of 468,967 shares of common stock and 178,575 of common stock that may be acquired pursuant to the exercise of stock options within 60 days after March 15, 2023.
(10)Consists of 136,288 shares of common stock and 63,047 of common stock that may be acquired pursuant to the exercise of stock options within 60 days after March 15, 2023.
(11)Consists of 145,774 shares of common stock and 49,587 of common stock that may be acquired pursuant to the exercise of stock options within 60 days after March 15, 2023.
(12)Consists of 29,294 shares of common stock and 36,458 of common stock that may be acquired pursuant to the exercise of stock options within 60 days after March 15, 2023.
(13)Consists of 80,116 shares of common stock and 23,622 of common stock that may be acquired pursuant to the exercise of stock options within 60 days after March 15, 2023.
(14)Includes the shares described in footnotes 2 through 13.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors
Our certificate of incorporation and bylaws provide that our business is to be managed by or under the direction of our Board. Our Board is divided into three classes for purposes of election.  One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board currently consists of eight members with no vacancies, classified into three classes as follows:
•our Class I directors are Cynthia Collins, Kirk Malloy and Matthew Posard and their terms will expire at the annual meeting of stockholders in 2025;
•our Class II directors are John Dobak, M.D., Mark Capone and Herm Rosenman and their terms will expire at the annual meeting of stockholders in 2024; and
•our Class III directors are Monica Tellado and Nathalie Gerschtein Keraudy and their terms will expire at the Annual Meeting.
Our Board has voted to nominate Nathalie Gerschtein Keraudy for election at the Annual Meeting for a term of three years to serve until the 2026 annual meeting of stockholders and until her successor has been elected and qualified. Monica Tellado’s term as a director will expire at the Annual Meeting and the Board is not nominating a candidate to fill the resulting vacancy in this election cycle. Following the Annual Meeting, the size of the Board will be reduced to seven members.
Set forth below are the names of the director nominated for re-election this year and those directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position(s)
John Dobak, M.D.	57	President, Chief Executive Officer and Class II Director
Matthew Posard	56	Chairman of the Board and Class I Director
Cynthia Collins	64	Class I Director
Nathalie Gerschtein Keraudy	44	Class III Director
Herm Rosenman	75	Class II Director
Mark Capone	60	Class II Director
Kirk Malloy	56	Class I Director
Nominee for Election as Class III Director
Nathalie Gerschtein Keraudy has served on our Board since October 2021. Ms. Gerschtein Keraudy currently serves as the President of Consumer Products Division for the North America Zone of L’Oréal Group, a leading global beauty company. In her current role, Ms. Gerschtein Keraudy is responsible for accelerating growth, innovation, and sustainable practices across North America’s mass market portfolio of brands and product categories. This extensive portfolio includes some of the most trusted and iconic brands such as L’Oréal Paris, Maybelline New York, Garnier, and NYX Professional Makeup, in addition to Essie, Thayer’s Natural Remedies, Carol’s Daughter, and Softsheen-Carson. Through an appointment by the French Prime Minister, Ms. Gerschtein Keraudy also serves as a French Foreign Trade Advisor. Ms. Gerschtein Keraudy is a graduate of HEC School of Management in Paris, the London Business School, and INSEAD’s senior executive leadership program. Ms. Gerschtein Keraudy is qualified to serve on our Board because of her broad experience as an executive in the direct-to-consumer skin care industry.

Continuing Directors
John Dobak, M.D. has served on our Board since the completion of the Business Combination in August 2019 and served on DermTech Operations’ board of directors between June 2012 and August 2019. Dr. Dobak has served as our

Chief Executive Officer since the completion of the Business Combination in August 2019 and served as Chief Executive Officer of DermTech Operations between June 2012 and August 2019. From 2006 until 2011, Dr. Dobak served as the founder and Chief Executive Officer of Lithera, Inc., a pharmaceutical company developing an injectable product for dermatology. Dr. Dobak is the founder and President of the JAKK Group, a life sciences technology accelerator, which has created several companies including Lithera, Inc., INNERCOOL Therapies, Inc., CryoGen, Inc., and CryoCor, Inc. Dr. Dobak’s companies have developed and marketed therapeutics devices for endovascular hypothermia, cryosurgical cardiac catheters, and endometrial ablation. Dr. Dobak received a Bachelor’s Degree from the University of California, Los Angeles and a Medical Doctorate from the University of California, San Diego. Dr. Dobak is qualified to serve on our Board because of his service as DermTech Operations’ Chief Executive Officer, his service as a member of DermTech Operations’ board of directors and his experience founding and operating multiple companies in the life sciences industry.

Herm Rosenman has served on our Board since the completion of the Business Combination in August 2019 and on DermTech Operations’ board of directors between February 2017 and August 2019. Additionally, Mr. Rosenman served as Chief Financial Officer of Natera Inc. (Nasdaq:NTRA) from February 2014 to January 2017 and has served on its board of directors since February 2017. Prior to Natera, Mr. Rosenman served as Senior Vice President of Finance and Chief Financial Officer at Gen-Probe Incorporated, or Gen-Probe, a developer, manufacturer and marketer of diagnostic and screening products using nucleic acid probes, from June 2001 to October 2012, when Gen-Probe was acquired by Hologic, Inc., a diagnostic products, medical imaging systems, and surgical products company. Mr. Rosenman holds a B.B.A. in accounting and finance from Pace University and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Rosenman is qualified to serve on our Board because of his experience serving as the chief financial officer and as a director of multiple life sciences companies.

Cynthia Collins has served on our Board since the completion of the Business Combination in August 2019 and on DermTech Operations’ board of directors between July 2018 and August 2019. Ms. Collins served as Chief Executive Officer of Editas Medicine, Inc. (Nasdaq:EDIT) from March 2019 to February 2021 and served as a member of the board of directors of Editas Medicine from December 2018 to February 2021. Ms. Collins served as Chief Executive Officer of Human Longevity Inc. from January 2017 to December 2017. Before that, Ms. Collins served as the Chief Executive Officer and General Manager of General Electric’s (NYSE:GE) Healthcare Cell Therapy and Lab Businesses from April 2015 to December 2016, and as Chief Executive Officer of General Electric’s Clarient Diagnostics, Inc. division from October 2013 to April 2015. Prior to that, Ms. Collins served as CEO of GenVec, Inc. (Nasdaq:GNVC) from May 2012 to September 2013. Before that, she served as Group Vice President, Cellular Analysis Business of Beckman Coulter Inc. from 2007 to 2011 and as CEO of Sequoia Pharmaceuticals, Inc. Ms. Collins is currently a member of the board of directors of Certara, Inc. (Nasdaq:CERT) and Poseida Therapeutics, Inc. (Nasdaq:PSTX). Ms. Collins received her BS degree in Microbiology from the University of Illinois, Urbana and her MBA from The University of Chicago Booth School of Business. Ms. Collins is qualified to serve on our Board because of her broad experience serving as the Chief Executive Officer for a variety of companies in the life sciences industry and her experience serving on numerous boards of directors.

Matthew L. Posard has served as Chairman of our Board since the completion of the Business Combination in August 2019, served on DermTech Operations’ board of directors between 2016 and August 2019, and served as Chairman of DermTech Operations’ board of directors between June 2019 and August 2019. Mr. Posard currently serves as Founding Principal at Explore-DNA, a Life Sciences and Diagnostics consulting firm. Mr. Posard served as the President and Chief Commercial Officer of GenePeeks, Inc. from February 2017 to April 2018 and as Executive Vice President and Chief Commercial Officer at Trovagene, Inc. (now Cardiff Oncology, Inc. (Nasdaq:CRDF)) from March 2015 to April 2016. Mr. Posard also held multiple executive leadership roles at Illumina, Inc. (Nasdaq:ILMN) from 2006 to 2015. Mr. Posard is currently on the boards of Halozyme Therapeutics, Inc. (Nasdaq:HALO) and Talis BioMedical Corporation (Nasdaq:TLIS), and is Executive Chairman of Nautilus Biotechnology, Inc. (Nasdaq:NAUT). Mr. Posard holds a bachelor’s degree in Management Science from the University of California, San Diego. Mr. Posard is qualified to serve on our Board because of his extensive experience as an executive and serving on various boards of directors of companies in the life sciences industry, including DermTech Operations.

Mark Capone has served on our Board since July 2022. Mr. Capone currently serves as the Chief Executive Officer of Precision Medicine Advisors, LLC. From July 2015 to February 2020, Mr. Capone was the President and Chief Executive Officer of Myriad Genetics, Inc. (Nasdaq:MYGN), which he transformed from a pioneering start-up to one of the largest precision medicine companies in the world. During his 17-year tenure, Myriad Genetics developed and launched more than a dozen reimbursed molecular diagnostics, achieving total annual revenues of more than $800 million. Prior to Myriad Genetics, Mr. Capone spent 17 years at Eli Lilly and Company (NYSE:LLY) in various leadership positions. Mr. Capone is currently a non-executive board member of Abcam plc (Nasdaq:ABCM). Mr. Capone received a B.S. in

Chemical Engineering from Penn State University graduating with highest distinction, and his M.S. in Chemical Engineering (biotechnology emphasis) and Management from the Massachusetts Institute of Technology. Mr. Capone is qualified to serve on our Board because of his experience serving as the Chief Executive Officer for a life sciences company and his experience serving on numerous boards of directors.

Kirk Malloy, Ph.D. has served on our Board since July 2022. Dr. Malloy is currently the Founder and Principal at BioAdvisors, LLC, where he provides strategic consulting services to life sciences, diagnostics, and genomics companies. From August 2017 to August 2018, Dr. Malloy served as Chief Executive Officer of Verogen, Inc., a biotechnology company focused on the development and supply of next-generation sequencing-based human identification products. Prior to Verogen, Dr. Malloy held numerous positions at Illumina, Inc. (Nasdaq:ILMN) from 2002 to 2016, most recently as Senior Vice President and General Manager of Life Sciences and Applied Markets. Dr. Malloy currently serves as a director for NanoString Technologies, Inc. (Nasdaq:NSTG). Dr. Malloy earned his B.S. in Biology from the University of Miami, and his M.S. and Ph.D. from the University of Delaware, and has held post-doctoral and instructor positions at Boston University and Northeastern University. Dr. Malloy is qualified to serve on our Board because of his extensive experience as an executive and as a member on various boards of directors of companies in the life sciences industry.

Committees of the Board of Directors and Meetings
Meeting Attendance. Our Board met nine times during the fiscal year ended December 31, 2022. No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during the fiscal year ended December 31, 2022. The Board has adopted a policy under which each member of the Board makes every effort to but is not required to attend each annual meeting of our stockholders. All individuals serving on our Board at the time of the 2022 annual meeting, attended the 2022 annual meeting of stockholders.
Audit Committee. Our Audit Committee met nine times during the fiscal year ended December 31, 2022. This committee currently has four members, Herm Rosenman (Chair), Cynthia Collins, Monica Tellado and Mark Capone. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC, and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Rosenman is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.
A copy of the Audit Committee’s written charter is publicly available on our website at www.dermtech.com.
Compensation Committee. Our Compensation Committee met eight times during the fiscal year ended December 31, 2022. This committee currently has three members, Matthew Posard (Chair), Kirk Malloy and Cynthia Collins. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2020 Equity Incentive Plan, 2020 Employee Stock Purchase Plan and 2022 Inducement Equity Incentive Plan, as amended. The Compensation Committee is responsible for recommending to the Board the compensation of our chief executive officer, and conducts its decision making process with respect to such compensation without the chief executive officer present. Our chief executive officer meets with the Compensation Committee to discuss compensation-related matters regarding our executive officers other than himself. Also, the Compensation Committee is responsible for approving the compensation of our directors and employees, including executive officers other than our chief executive officer. All members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.
In establishing compensation amounts for executives, the Compensation Committee seeks to (i) enhance the profitability of the Company and increase stockholder value, (ii) reward executives for their contribution to the Company’s growth and profitability, (iii) recognize individual initiative, leadership, achievement, and other contributions and (iv) provide competitive compensation that will attract and retain qualified executives. The Compensation Committee may delegate authority to one or more subcommittees of the Compensation Committee, each such subcommittee to consist of at least two members of the Compensation Committee. In addition, the Compensation Committee may, to the extent consistent with applicable law and the provisions of a given equity-based plan, delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company who are not directors or executive officers of the Company.
During fiscal year 2022, the Compensation Committee engaged the services of Compensia, an independent executive compensation consulting firm, to review and provide recommendations concerning all of the components of our executive and director compensation program. Compensia has not provided any services to the Company other than executive and director compensation consulting services and provision of certain non-executive employee compensation data. Compensia performs services solely on behalf of the Compensation Committee and has no relationship with the Company or management relating to compensation or other human resources related services except as it may relate to performing such services. Compensia assists the Compensation Committee in defining the appropriate peer companies for executive compensation and compensation practices and in benchmarking our executive compensation program against the peer group. Compensia also assists the Compensation Committee in benchmarking our director compensation program and practices against those of our peers. The Compensation Committee has assessed the independence of Compensia pursuant to SEC rules and the corporate governance rules of The Nasdaq Stock Market and concluded that no conflict of interest exists that would prevent Compensia from independently representing the Compensation Committee.
A copy of the Compensation Committee’s written charter is publicly available on our website at www.dermtech.com.
Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met five times during the fiscal year ended December 31, 2022. This committee currently has three members, Cynthia Collins (Chair), Nathalie Gerschtein Keraudy and Matthew Posard. Our Board has determined that all members of the Nominating and Corporate Governance Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include:
•evaluating and making recommendations to the full Board as to the composition, organization and governance of our Board and its committees,
•evaluating and making recommendations as to director candidates,
•evaluating current Board members’ performance,
•overseeing the process for CEO and other executive officer succession planning,
•developing and recommending governance guidelines for the Company, and
•overseeing the Company’s Environmental, Social and Governance, or ESG, strategy, initiatives and policies. Our ESG report can be found at https://investors.dermtech.com/corporate-governance/governance-overview.
Generally, our Nominating and Corporate Governance Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources.  Once identified, the Nominating and Corporate Governance Committee will evaluate a candidate’s qualifications in accordance with our Nominating and Governance Committee Policy Regarding Qualifications of Directors appended to our Nominating and Corporate Governance Committee’s written charter.  Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on our Board, and concern for the long-term interests of our stockholders.  Our Nominating and Corporate Governance Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees.  However, the Nominating and Corporate Governance Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our Board and its committees. The Nominating and Corporate Governance Committee will also evaluate candidates for nomination in light of the recommendations for diversity of the Board, as those recommendations evolve from time to time, and oversee compliance by management with the requirements for board diversity and disclosure of diversity characteristics of the Board in our public filings, including pursuant to the rules of the Nasdaq Stock Market and otherwise. Our board consists of 3 directors that self-identify as female and 1 director that self identifies as an underrepresented minority, as illustrated in the following Board Diversity Matrix.

Board Diversity Matrix (As of March 15, 2023)
Board Size:
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	3	5	—	—
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian (other than South Asian)	—	—	—	—
South Asian	—	—	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Persons with Disabilities	—
Did not Disclose Demographic Background	—
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our Board, it must follow the procedures described in our bylaws and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.  In general, persons recommended by stockholders will be considered in accordance with our Policy on Stockholder Recommendation of Candidates for Election as Directors appended to our Nominating Committee’s written charter.  Any such recommendation should be made in writing to the Nominating and Corporate Governance Committee, care of our Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•all information relating to such person that would be required to be disclosed in a proxy statement;
•certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•certain biographical information concerning the proposed nominee;
•all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•certain information about any other security holder of the Company who supports the proposed nominee;
•a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our Bylaws.
A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on our website at www.dermtech.com.

Director Independence
Our common stock is listed on the Nasdaq Capital Market. Under the rules of The Nasdaq Stock Market, or Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committee be independent. Audit committee and compensation committee members must also satisfy the enhanced independence criteria set forth in Rules 10A-3 and 10C-1 under the Exchange Act, respectively, and corresponding Nasdaq rules.
Based on information requested from and provided by each director concerning his or her background, employment and affiliations, our Board has determined that each of Cynthia Collins, Kirk Malloy, Mark Capone, Matthew Posard, Monica Tellado, Nathalie Gerschtein Keraudy and Herm Rosenman are independent directors within the meaning of applicable Nasdaq rules, and that each member of our audit committee and compensation committee satisfies the enhanced independence requirements of applicable Nasdaq and SEC rules. In making this determination, the current and prior relationships of each non-employee director with the Company and all other facts and circumstances deemed relevant were considered, including their beneficial ownership of our capital stock and any related party relationships involving the Company and any such director, as described under “Certain Relationships and Related Person Transactions” below. John Dobak, M.D. is not an independent director because he is an employee of the Company.
There are no family relationships between any director, director nominee or executive officer of the Company, and there are no arrangements or understandings between any director or director nominee and any other person pursuant to which such director or nominee was selected as a director or nominee.
Board Leadership Structure
Our corporate governance practices do not require a particular board leadership structure. Our Board is given the flexibility to select its chairperson and our chief executive officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the positions of chairperson and Chief Executive Officer may be filled by either one individual or two individuals. At present, the Board has elected to separate the positions of Chairman and Chief Executive Officer. John Dobak serves as our Chief Executive Officer and as a member of our Board. Matthew Posard serves as the Chairman of our Board. The Board believes that this structure serves us well by maintaining a link between management, through John Dobak’s membership on the Board, and the non-executive directors led by Matthew Posard in his role as a non-executive Chairman.
Role of the Board in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss the major financial risk exposures facing the Company and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including whether such practices are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Stockholder Communications to the Board
Generally, stockholders who have questions or concerns should contact our Investor Relations department at investorrelations@dermtech.com. However, any stockholder who wishes to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to DermTech, Inc., 12340 El Camino Real, San Diego, California 92130. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:
•junk mail and mass mailings;
•resumes and other forms of job inquiries;
•surveys; and

•solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.
Executive Officers
The following table sets forth certain information regarding our executive officers and their respective ages as of March 15, 2023.

Name	Age	Position(s)
Executive Officers
John Dobak, M.D.*	57	President, Chief Executive Officer and Class II Director
Kevin Sun, MBA, MSSM	45	Chief Financial Officer, Treasurer and Secretary
Todd Wood	54	Chief Commercial Officer
Ray Akhavan, Esq.	54	General Counsel
Claudia Ibarra	60	Chief Operating Officer
*John Dobak, M.D. is a member of our Board. See “Management and Corporate Governance – The Board of Directors” within this proxy statement for more information about Dr. Dobak.
Kevin Sun has served as our Chief Financial Officer, Treasurer and Secretary since September 2019. Mr. Sun joined DermTech Operations in August 2019 and served in the role of Vice President, Finance. From June 2008 to November 2018, Mr. Sun served in various management and executive roles for Dexcom, Inc. (Nasdaq:DXCM) including most recently as Vice President, Corporate Controller and Treasury from November 2017 to November 2018, as Interim Chief Financial Officer from April 2017 to September 2017, as Vice President, Finance from February 2016 to November 2017, and as Senior Director, Finance from March 2014 to February 2016. Prior to Dexcom, Mr. Sun held various roles of increasing responsibility at Biosite Incorporated from 2004 to 2008, most recently as Senior Manager, Financial Planning and Analysis. Mr. Sun holds a B.S. in Business with a dual major in Accounting and Finance, a minor in Psychology, a Masters in Strategic Management and an MBA from the Kelley School of Business at Indiana University.
Todd Wood has served as our Chief Commercial Officer since the completion of the Business Combination in August 2019 and served as Chief Commercial Officer of DermTech Operations between January 2019 and August 2019. From March 2018 to December 2018, Mr. Wood served as Vice President Global Sales for Obalon Therapeutics, a medical device company. Prior to that Mr. Wood served in a variety of executive roles at Allergan including Vice President US Medical Dermatology Sales from June 2016 through March 2018 and as Vice President US Eye Care Sales from March 2013 to June 2016. Mr. Wood received a bachelor’s degree in Marketing from Grand Valley State University.
Ray Akhavan has served as our General Counsel since January 2021. From February 2017 to January 2021, Mr. Akhavan served as Associate General Counsel and Chief IP Counsel at Ancestry.com Inc. Prior to that, Mr. Akhavan was General Counsel and Chief IP Counsel at Caris Life Sciences, Inc., a cancer molecular diagnostic company, from November 2009 to December 2016. Mr. Akhavan’s experience also includes working at an international law firm, the National Institutes of Health and the United States Patent & Trademark Office. Mr. Akhavan received a J.D. from Washington College of Law at American University and an M.S. in Molecular Biology from George Mason University.
Claudia Ibarra joined us in October 2019 as our Chief Operating Officer and, following a transition period, assumed day-to-day leadership of our operations function in March 2020.  Ms. Ibarra has over 25 years of experience in clinical laboratory operations, in the areas of oncology, immunology and molecular biology. From February 2012 through October 2019, Ms. Ibarra served in various management roles for Exagen Inc. (Nasdaq:XGN), including most recently as Senior Vice President of Laboratory Operations. From March 2006 through February 2012, Ms. Ibarra served in various roles of increasing responsibility at Genoptix, Inc., most recently as the Director of the Molecular Oncology Laboratory and the Molecular Genetic Training Program Coordinator. Ms. Ibarra also has experience at other reference clinical laboratories focused on immunology and solid tumors. Ms. Ibarra holds a degree in Biochemistry with specialization in clinical laboratory science from the University of Buenos Aires, Argentina and a California License as Clinical Laboratory Scientist.

COMPENSATION DISCUSSION AND ANALYSIS
We are a leading genomics company in dermatology and are creating a new category of medicine, precision dermatology. Our mission is to improve the lives of millions by providing non-invasive precision dermatology solutions that enable individualized care. We provide genomic analysis of skin samples collected non-invasively using an adhesive patch rather than a scalpel. We market and develop products that facilitate the early detection of skin cancers and are developing products that assess inflammatory diseases and customize drug treatments.
The following Compensation Discussion and Analysis describes the philosophy, objectives and structure of our 2022 executive compensation program for the following executive officers, who constituted our named executive officers, or NEOs:

Name	Position(s)
John Dobak, M.D.	President, Chief Executive Officer and Class II Director
Kevin Sun, MBA, MSSM	Chief Financial Officer, Treasurer and Secretary
Todd Wood	Chief Commercial Officer
Ray Akhavan	General Counsel
Claudia Ibarra	Chief Operating Officer
Executive Summary
2022 Business Highlights
Over the course of 2022, we further developed the precision dermatology market by increasing the number of ordering clinicians, increasing awareness of our DermTech Melanoma Test and growing our billable sample volume. To date, we have devoted substantially all of our efforts to product development, increasing revenue and continuing innovation. 2022 was an important year for the Company and our achievements included the following:
Financial Performance
•Increased our assay revenue to $13.8 million, an increase of 25% compared to 2021.
•Increased our number of billable samples 53% to approximately 68,230 in 2022, compared to approximately 44,620 in 2021.
•Achieved the milestone of over 150,000 DMTs run since inception.
•Increased our unique ordering clinician population 47% to approximately 4,110 in 2022, compared to approximately 2,800 in 2021.
•Increased our overall Medicare proportion of billable samples to 24% in 2022, compared to 20% in 2021.
New Business and Expansion

•Addition of approximately 14 million covered lives through various Blue’s plans.
•Received a favorable medical policy for the DMT from the second largest lab benefit manager in the U.S.
•Executed an agreement with Sonora Quest Laboratories ("Sonora Quest") that allows them to be the exclusive laboratory for primary care in Arizona to offer the DMT to its vast network of healthcare providers.
•Initiated a pilot with an important primary care payor/provider network.
•Expanded our telemedicine solution, DermTech Connect, to 46 states.

Pipeline Progression and Clinical Evidence
•Publication of “Cost-Benefit Analysis of the Pigmented Lesion Assay When Introduced into the Visual Assessment / Histopathology Pathway for Lesions Clinically Suspicious for Melanoma,” in SKIN: The Journal of Cutaneous Medicine, which suggests that use of the DMT to rule out melanoma can minimize avoidable surgical procedures on benign lesions and decrease downstream costs of late-stage melanoma diagnoses, which reduces overall cost of care.
•Introduced new research that enhances the differentiation of the inflammatory signatures of atopic dermatitis from psoriasis in potential clinical trial participants.
•Announced membership in the Corporate Council of the Pediatric Dermatology Research Alliance (“PeDRA”). As a member of the PeDRA Corporate Council, the Company will contribute to the development and expansion of PeDRA’s research infrastructure and serve as a valuable partner to PeDRA members.
In achieving the above, we have continued to execute on our business objectives, improving our products and technologies, and strengthening our financial position.

CEO Transition
As previously reported, on March 1, 2023, we entered into a transition agreement with our President and Chief Executive Officer, John Dobak (the “Transition Agreement”). Pursuant to the Transition Agreement, Dr. Dobak will remain employed as the Company’s President and Chief Executive Officer until the earliest to occur of (i) the Company’s retention of a new chief executive officer and (ii) September 30, 2023 (the “Separation Date”). Dr. Dobak has agreed to, in addition to performing his existing duties as President and Chief Executive Officer, cooperate with the Company’s efforts to recruit and engage a new chief executive officer until the Separation Date and to resign as President and Chief Executive Officer and as a director of the Company on the Separation Date.
Compensation Philosophy and Objectives
We operate within a complex business environment, which requires a strong leadership team. We are creating a new category of medicine, precision dermatology, which requires our leadership team to be experienced in commercializing new products, educating physicians and payors about how the DermTech Melanoma Test can improve patient care and reduce healthcare system costs, generating meaningful clinical data, and scaling the organization. The diagnostics industry is also characterized by rapid product development and technological advances, which require our leadership team to be adept at managing these key areas of the business. As a result, the Compensation Committee believes that it is critical to attract, develop, and retain a highly-qualified leadership team with the experience, knowledge, expertise, and vision capable of not only operating a growing commercial organization, but also excelling at developing and commercializing new products, new and improved technologies, and new applications for our existing technologies.
The Compensation Committee seeks to develop total compensation packages that are competitive with programs offered by other companies against which we compete for executive talent. At the same time, the Compensation Committee believes that the compensation paid to our executive officers should be substantially dependent upon our performance and the value we create for stockholders.
To that end, the Compensation Committee has embraced a philosophy of pay-for-performance, whereby an individual’s experience, potential, and contribution to our business determines a substantial portion of his or her actual compensation. The Compensation Committee seeks to: (i) provide meaningful incentives for the attainment of specific financial or operational objectives; (ii) reward those executive officers who make substantial contributions to the attainment of those objectives, and (iii) link executive officer compensation with Company and individual performance.
The Compensation Committee’s objectives include, to:
•attract, engage and retain talented executive officers responsible for the success of our organization;
•appropriately align our business objectives and stockholder interests;
•maintain a reasonable balance across types and purposes of compensation;
•motivate our executive officers to achieve our annual and long-term financial, operational and other strategic goals and reward performance based on the attainment of such goals;
•maintain a reasonable and responsible cost structure;
•appropriately consider risk and reward in the context of our business environment and long-range business plans;

•provide compensation to our executive officers that is externally competitive, internally equitable, and performance-based; and
•provide total compensation levels reflective of Company and individual performance and provide our executive officers with the opportunity to receive above-market total compensation for exceptional business performance.
We seek to achieve these objectives in a way that is consistent with the long-term interests of our Company and those of our stakeholders, including our stockholders and employees. We structure the annual compensation of our executive officers, including our NEOs, using three principal elements: base salary, short-term incentive compensation in the form of annual cash bonuses, and long-term incentive compensation in the form of equity awards.
The Compensation Committee believes that our executive compensation program should align executive interests with the drivers of growth and stockholder returns, and support achievement of our primary business goals. The expertise, leadership, and contributions of our executive officers are critical to our ability to create sustained long-term stockholder value. Consequently, our Compensation Committee believes the substantial portion of NEO compensation should be at-risk, variable pay to facilitate the successful execution of our business strategy.
Compensation Process and Benchmarking
Role of the Compensation Committee
The purpose of the Compensation Committee is to:
•to assist our Board in the discharge of its responsibilities relating to compensation of our chief executive officer;
•to discharge the responsibilities of our Board relating to compensation of our directors and employees, including executive officers, other than our chief executive officer;
•to assist our Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans;
•to oversee the annual process of evaluation of the performance of our management; and
•to perform such other duties and responsibilities as enumerated in and consistent with the written charter of the Compensation Committee, which is available on our website at www.dermtech.com.
The Compensation Committee, among other things:
•is comprised solely of independent directors;
•regularly meets in executive session without members of management present;
•engages an independent compensation consultant to advise on executive compensation matters;
•reviews its charter on a regular basis; and
•regularly reviews the realizable compensation of our chief executive officer and other executive officers and the Company’s performance to evaluate the alignment of compensation with performance.
In determining each executive officer’s compensation, the Compensation Committee reviews our corporate financial performance and financial condition and assesses the performance of the individual executive officers. Individual executive officer performance is evaluated by our chief executive officer, in the case of our executive officers other than our chief executive officer, and by our Compensation Committee, in the case of our chief executive officer. Our chief executive officer does not participate in the deliberations of our Compensation Committee or Board regarding his own compensation. Our chief executive officer meets with our Compensation Committee to discuss executive compensation matters and to make recommendations to our Compensation Committee with respect to our other executive officers. Our Compensation Committee is not bound to follow our chief executive officer’s recommendations and may determine the compensation of our executive officers other than our chief executive officer in its discretion.
Evaluation of management performance and rewards is performed annually or more often, as needed. Although many of our compensation decisions are made in the first quarter of each calendar year, the compensation evaluation process is continuous and compensation discussions and decisions designed to promote our fundamental business objectives and strategies may occur more frequently.

Role of the Compensation Consultant
The Compensation Committee is authorized to engage the services of outside consultants. In 2022, the Compensation Committee engaged Compensia, a national compensation consulting firm, or Compensia, as its compensation consultant to review our executive compensation program, assess the competitiveness of this program, and advise the Compensation Committee on matters related to executive compensation. During 2022, Compensia assisted the Compensation Committee by providing the following services:
•assisting the Compensation Committee in reviewing and updating an appropriate peer group of companies for purposes of benchmarking our levels of compensation;
•gathering and analyzing compensation data from available compensation surveys;
•advising the Compensation Committee on policies and practices related to executive officer and director stock ownership and structuring of such policies and practices relative to peer group companies’ publicly disclosed policies and practices;
•assisting the Compensation Committee in assessing the competitiveness of our executive compensation program; and
•providing guidance concerning changes in competitive executive compensation standards in response to changing macroeconomic conditions amongst our peer group.
Compensia served at the discretion of and reported directly to our Compensation Committee. Our Compensation Committee assessed Compensia’s independence, taking into account, among other things, the independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable Nasdaq Listing Standards, and concluded that there were no conflicts of interest with respect to the work that Compensia performed for our Compensation Committee in 2022. Compensia did not provide any services to us or our management in 2022 other than those provided to our Compensation Committee and our Board as described above.
Use of Competitive Market Data
The Compensation Committee regularly considers the appropriate compensation levels for our executive officers, including our NEOs, and, as part of that process, considers compensation levels provided by comparable, or peer, companies in order to ensure that our target total direct compensation is competitive with the compensation paid within the industry and is appropriate given the NEO’s level of responsibilities. However, the Compensation Committee recognizes that consideration of such comparative data alone is an imperfect tool for establishing competitive compensation packages as the job responsibilities of persons with similar titles may vary significantly from company to company, and a person’s title is not necessarily descriptive of a person’s duties.
As directed by the Compensation Committee, Compensia identified a peer group appropriate for purposes of comparing compensation levels and practices for 2022. When selecting appropriate peers, Compensia used peer companies, the following general criteria:
•Location – Headquartered in the United States;
•Industry – public biotechnology, health care supplies, and life science tools and services;
•Revenues – less than $500 million; and
•Market Capitalization – between $48.0 million and $1.0 billion.
The companies considered by Compensia and approved by our Compensation Committee for purposes of their 2022 executive compensation assessments, or the Peer Group, were as follows:

Alphatec Holdings	Codexis	Quanterix
Arcturus Therapeutics Holdings	Exagen	Standard BioTools
Biodesix	IDEAYA Biosciences	Senseonics Holdings
Bionano Genomics	Nanostring Technologies	Singular Genomics Systems
CareDx	Nautilus Biotechnology	Vanda Pharmaceuticals
Castle Biosciences	Personalis	Veracyte
Cerus	Pulse Biosciences

With Compensia’s assistance, our Compensation Committee used compensation data from the public filings of the companies in the Peer Group and data from the Radford’s Life Sciences Survey, which included data from 20 life science companies of similar industry and size to the Company, to establish a competitive market range within which our NEO’s compensation could be positioned. Compensia provided the Compensation Committee with an analysis that identified the competitive market median range for each executive officer based on their respective, or substantially similar, positions at companies within the Peer Group. In cases where the data from the Peer Group was unavailable or insufficient, a competitive market median range was derived from the Radford survey data reflecting companies of comparable size and business profile.
Our Compensation Committee evaluated the cash and equity compensation data analyzed in Compensia’s report, combined with its review of each executive officer’s past individual performance, level of responsibility, and expected future contributions to the Company in setting base salary levels and determining the design and size of equity awards for 2022. Our Compensation Committee believes that relying upon the Peer Group data alone is not sufficient for setting compensation levels but is important as a reference point in making its compensation decisions.
After considering the results of Compensia’s report, the Compensation Committee determined for 2022, that it was appropriate to target the same approximate percentiles of the Peer Group that it targeted for 2021: the 25th to 50th percentile of the Peer Group for base salaries, the 50th percentile of the Peer Group for target annual cash incentives, and the 50th to 75th percentile of the Peer Group competitive market for equity awards. The target percentiles of the Peer Group competitive market for base salaries and target annual cash bonuses were selected by our Compensation Committee with the goal of providing a total target cash compensation opportunity that for our executive officers was likely promote motivation and retention in light of each executive officer’s reflected role and scope of responsibilities. The target percentiles of the Peer Group competitive market for equity awards were selected with the goal of making a significant portion of the executive officers’ target total direct compensation “at risk” and aligned with the interests of our stockholders. The 50th percentile level was the same level generally targeted for equity awards among all of our non-executive employees for 2022.
Elements of our Compensation Program
Our executive compensation program consists of three primary elements: base salaries, annual cash incentives, and long-term incentive compensation opportunities in the form of equity awards:

Element	Performance Period	Objective	Performance Measured / Rewarded
Base Salary	Annual	Provide NEOs with fixed compensation as a means to attract, retain, and reward top talent and reflect an NEO’s responsibilities and performance.	Reward NEOs for key performance and contributions
Annual Incentive Cash Bonuses	Annual	Reward achievement of annual Company goals subject to meeting individual performance expectations	Cash bonuses reward NEOs for their individual performance and the performance of the Company over and based on the Company’s financial and strategic goals.
Long-Term Incentive Equity Awards	Long-Term (three years)	Align the interests of NEOs and our stockholders by supporting the achievement of strong share price growth and serve as an important retention vehicle.	NEOs receive a mix of restricted stock unit awards and stock options, each with time-based vesting to reward long-term stock price growth and encourage retention.

We are committed to maintaining a strong performance orientation in our executive compensation program and effective corporate governance practices for a company at our development stage and industry. As such, we routinely review our program design and policies and practices. Some of the governance practices we observe include:

What We Do
☑ Pay-for-performance alignment—our annual cash incentive program includes both financial and non-financial performance metrics
☑ Maintain an Insider Trading Policy
☑ Align compensation with stockholder interests
☑ Maintain “double trigger” payments and benefits in the event of a Change in Control
☑ Conduct annual compensation review
☑ Recommend an annual stockholder advisory vote on NEO compensation
☑ Provide limited perquisites to our executive officers

☑ Maintain director and executive officer stock ownership guidelines
☑ Balance mix of fixed and variable compensation
☑ Multi-year vesting requirements for stock options and restricted stock unit awards
☑ Robust anti-hedging and pledging policies
☑ Retain an independent compensation consultant
☑ Only independent directors serve on the audit, compensation and nominating and corporate governance committees of our Board

What We Do Not Do
☒ Provide excessive severance payments
☒ Use excise tax gross-ups
☒ Use guaranteed bonuses
☒ Provide “single trigger” change-in-control severance payments and benefits
☒ Provide excessive perquisites
☒ Provide special executive retirement plans
☒ Provide special welfare benefits to our executive officers ☒ Permit certain direct or indirect option repricings without stockholder consent
Base Salary
Base salary is the only fixed component of our NEO’s total cash compensation and provides competitive pay to attract and retain our executive officers. Generally, we use base salary to provide each NEO with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests and the best interests of our stockholders. Annual base salary decisions are made after evaluating competitive market data as well as the skills and experience that each individual brings to the Company and the performance contributions each makes.
Base salary changes in 2022 varied among the NEOs due either to merit increases and/or market adjustments up to levels that approximate the 25th to 50th percentile of base salaries of comparable position with companies in the Peer Group. The increases in 2022 were based on an assessment of the following factors:
•peer group data and external market information;
•individual performance;
•the level of responsibility assumed and the nature and complexity of each NEO’s role;
•the leadership demonstrated to create and promote a day-to-day working environment; and
•the desire to attract, engage, and retain NEOs capable of achieving the Company’s strategic objectives and the marketability and criticality of retention of our NEOs.

Annual base salaries for our NEOs as of December 31, 2022 and December 31, 2021 were as follows:

Named Executive Officer	2022		2021	Increase
John Dobak, M.D.	$597,400	(1)	$580,000	3.0%
Kevin Sun, MBA, MSSM	$400,000	(2)	$370,000	8.1%
Todd Wood	$391,400	(3)	$380,000	3.0%
Ray Akhavan	$360,500	(4)	$350,000	3.0%
Claudia Ibarra	$360,500	(5)	$335,000	7.6%
*See footnotes for a description of the changes to base salary that were effected throughout 2022. Actual amounts of salary paid to our NEOs are described in the “Summary Compensation Table” below.
(1)Effective January 1, 2022, John Dobak, M.D.’s annual base salary was increased to $597,400 pursuant to annual discretionary raises as determined by our Compensation Committee.
(2)Effective January 1, 2022, Mr. Sun’s annual base salary was increased to $400,000 pursuant to annual discretionary raises as determined by our Compensation Committee.
(3)Effective January 1, 2022, Mr. Wood’s annual base salary was increased to $391,400 pursuant to annual discretionary raises as determined by our Compensation Committee.
(4)Effective January 1, 2022, Mr. Akhavan’s annual base salary was increased to $360,500 pursuant to annual discretionary raises as determined by our Compensation Committee..
(5)Ms. Ibarra’s annual base salary was increased to $345,050 effective January 1, 2022 and to $360,500 effective March 23, 2022 pursuant to annual discretionary raises as determined by our Compensation Committee.
Annual Incentive Cash Bonuses
Our 2022 Corporate Bonus Plan, or the 2022 Bonus Plan, is designed to provide a financial incentive to reward key executive officers for the achievement of annual corporate performance objectives. Under our 2022 Bonus Plan, each NEO has a target bonus determined annually by our Compensation Committee expressed as a percentage of the amount of his or her base salary received during the fiscal year. Payments under the 2022 Bonus Plan are primarily based on the achievement of goals determined by the Compensation Committee. However, the 2022 Bonus Plan provides that our Compensation Committee has authority and discretion to adjust goals and determine goal achievement, and modify, increase or decrease any bonus payments at any time. We believe this flexibility is important in that it allows our Compensation Committee to adapt to unexpected market or other conditions that might otherwise cause a misalignment of our 2022 Bonus Plan and the objectives we intend it to serve.

For purposes of our 2022 Bonus Plan, the target bonuses set by the Board or the Compensation Committee ranged from zero to 125% of the respective salaries the 2022 Bonus Plan participants earned in 2022. For 2022, our Compensation Committee set goals under the 2022 Bonus Plan regarding certain metrics including: assay revenue, total number of covered lives secured, DMT cost of goods sold and product pipeline developments. For each of these metrics, the Compensation Committee established performance thresholds at the following levels: 50% achievement; 75% achievement; 100% achievement and 125% or greater achievement. The Compensation Committee also determined that under the 2022 Bonus Plan a certain percentage of each participant's bonus opportunity would be determined based on his or her individual performance, with the remainder being based on the Company's performance. The total bonus opportunity under the 2022 Bonus Plan for our chief executive officer is 100% based on the Company's performance. The 25% of the total bonus opportunity under the 2022 Bonus Plan for our NEOs of other than our chief executive officer is based on individual performance and the remaining 75% of their bonus opportunity is based on the Company's performance.

Our Compensation Committee determined that the goals it set under the 2022 Bonus Plan for individual performance by our NEOs (other than our chief executive officer) were 100% achieved, but the goals it set under the 2022 Bonus Plan for the Company's performance were 0% achieved. Awards under our 2022 Bonus Plan are typically paid in the quarter following the close of the performance period.

The cash bonuses paid to our NEOs for 2022 were:

Named Executive Officer	Base Salary for Purposes of Bonus Calculation	2022 Annual Target Bonus (% of salary)	Percentage of Total Bonus Opportunity Based on the Company’s Performance	Percentage of Company Performance Goals Achieved	Percentage of Total Bonus Opportunity Based on Individual Performance	Percentage of Individual Performance Goals Achieved	2022 Earned Bonus
John Dobak, M.D.	$597,400	80%	100%	—%	N/A	N/A	$—
Kevin Sun, MBA, MSSM	$400,000	50%	75%	—%	25%	100%	$50,000
Todd Wood	$391,400	50%	75%	—%	25%	100%	$48,925
Ray Akhavan	$360,500	45%	75%	—%	25%	100%	$40,556
Claudia Ibarra	$356,984	50%	75%	—%	25%	100%	$44,623
Long-Term Incentives

Our focus on long-term value creation lead us to develop an executive compensation program that heavily weights equity compensation, which can consist of stock options and restricted stock units, relative to cash compensation. We use equity compensation that vests over a multi-year period to see that a significant portion of our NEO’s compensation opportunity is tied to increasing stockholder value. We believe this serves as incentive to drive appreciation in our stock price and long-term value creation, and enables us to further our executive retention objectives. We also believe that equity participation establishes a sense of ownership and aligns executive officer interests with those of our other stockholders.

In 2022, we provided our executives’ target long-term incentive compensation via restricted stock units. Our standard practice is to typically require that restricted stock units or stock options vest over three to four years subject to the continued service of the recipient. The Compensation Committee believes this structure is appropriate for us given our current competitive recruiting landscape, our current company size and our current growth trajectory.

In 2022, we granted our NEOs restricted stock units reflected in the following table, vesting over three years with one third of the grant vesting on March 5, 2023 and the remaining two-thirds vesting in equal quarterly installments thereafter until fully vested on March 5, 2026, in each case subject to the continued service of the recipient:

	Restricted Stock Units
Named Executive Officer	(#)	($)(1)
John Dobak, M.D.	209,527	$2,738,518
Kevin Sun, MBA, MSSM	75,215	$999,607
Todd Wood	75,215	$999,607
Ray Akhavan	59,097	$785,399
Claudia Ibarra	59,097	$785,399
(1)Amounts set forth in this column generally represent the aggregate grant date fair value of the restricted stock unit awards granted to each NEO, computed in accordance with ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by the NEOs. The actual value, if any, that may be realized from a restricted stock unit award is contingent upon the satisfaction of the conditions to vesting of that award and the price of our common stock on the date the shares underlying the restricted stock units are sold.
Health and Welfare Benefits
We provide our NEOs with other benefits that we believe are reasonable and consistent with, or less than, what our Peer Group offers their executive officers and that help us to attract and retain high quality executives. The Compensation Committee periodically reviews the levels of benefits provided to our executive officers to ensure they remain reasonable and consistent with our compensation philosophy.
Our NEOs are eligible to participate in all of our employee benefit plans, such as our 401(k) Plan, medical, dental, vision coverage, short-term disability, long-term disability, group life insurance, accidental death and dismemberment benefits, employee assistance plan and the 2020 Employee Stock Purchase Plan, in each case on the same basis as our other employees. We do not currently offer pension or other retirement benefits for our NEOs other than the 401(k) Plan.

Hedging and Pledging Prohibitions
Our insider trading policy prohibits our directors, officers (including our NEOs and other executive officers), employees and agents, as well as their immediate family members, from engaging in short sales of our securities and from engaging in transactions in publicly-traded options and other derivative securities with respect to our securities. This prohibition extends to any hedging or similar transactions designed to decrease the risks associated with holding our securities. Our insider trading policy also prohibits certain individuals, including our directors and executive officers, from use of the Company’s securities to secure a margin or other loan.
Change of Control and Severance Benefits
Change in Control and Severance Plan
Dr. Dobak, Messrs. Sun, Wood, and Akhavan and Ms. Ibarra are each participants in our change of control and severance plan, referred to as the Severance Plan, in each case providing for certain change of control related severance payments and benefits. For more information regarding our change of control related severance payments and benefits, please see the section below entitled “Employment, Severance and Change in Control Agreements.” The Compensation Committee believes that these change of control related severance payments and benefits are an important element of our executive compensation program, which have particular importance in the context of a change in control. The Company change of control related severance payments and benefits under the Severance Plan, including equity award vesting acceleration, are structured on a “double-trigger” basis, meaning that the executive officer must experience an actual termination of employment without cause or resign for good reason within twelve months following a change in control in order for the payments and benefits to become due. The Compensation Committee believes that the events triggering payment, comprising of a change in control and either a termination other than for cause or resignation for good reason, are appropriate conditions for the ensuing benefits. It is the Compensation Committee’s belief that providing change in control payments and benefits should reduce any reluctance of our executive officers to diligently consider and pursue potential change in control transactions that may be in the best interests of our stockholders.
The Severance Plan also provides for certain severance payments and benefits in the event of an involuntary termination of employment without cause outside of the twelve months following a change in control, including continued payment of certain healthcare benefits, certain severance and bonus payments and partial acceleration of unvested equity awards, in exchange for a general release of claims, in favor of the Company. Our Board and Compensation Committee believe that the non-change in control related severance payments and benefits provided to our NEOs are each an important element of their retention and motivation and are consistent with compensation arrangements provided in a competitive market for executive talent. It is further believed that the payments and benefits of such severance arrangements, including generally requiring a release of claims in favor of the Company as a condition to receiving the severance payments and benefits, are in the best interests of the Company and its stockholders.

Additionally, on March 1, 2023, Dr. Dobak entered into the Transition Agreement with the Company. Under the Transition Agreement, through the Separation Date (as defined in the Transition Agreement), the Company will continue to pay Dr. Dobak’s salary and benefits. Also pursuant to the Transition Agreement, the Company granted Dr. Dobak 56,407 restricted stock units, subject to quarterly vesting. Dr. Dobak’s equity awards shall continue to vest from the Separation Date until January 1, 2024. Provided Dr. Dobak remains party to the Transition Agreement and certain releases, he will also be entitled to receive a lump sum cash payment in an amount equal to 12 months of his then current base salary within 30 days of his agreement to certain releases, payment of COBRA premiums for up to twelve months following the Separation Date, additional vesting and extended exercisability for certain equity awards, and certain cash bonuses, each as further described in the Transition Agreement.
Accounting and Tax Considerations
We account for stock-based awards exchanged for employee services in accordance with the Financial Accounting Standards Board Accounting Standards Codification No. 718, Compensation-Stock Compensation, or FASB ASC Topic 718. In accordance with FASB ASC Topic 718, we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. Accounting rules also require us to record cash compensation as an expense over the period during which it is earned.

COMPENSATION COMMITTEE REPORT
The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management and, based on such review and discussions, the Compensation Committee has recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.
Members of the DermTech, Inc. Compensation Committee:
Matthew Posard (Chair)
Cynthia Collins
Kirk Malloy

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
2022 Summary Compensation Table
The following table provides information regarding the compensation paid to, or earned by, our NEOs during years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)
John Dobak, M.D. President and Chief Executive Officer	2022	597,400	—		2,738,518	—	—	516	(4)	3,336,434
	2021	580,000	—		1,298,591	1,300,174	203,000	413	(4)	3,382,178
	2020	480,000	—		1,395,675	1,400,849	187,200	557	(4)	3,464,281
Kevin Sun, MBA, MSSM Chief Financial Officer	2022	400,000	—		999,607	—	50,000	11,921	(5)	1,461,528
	2021	370,000	—		356,729	357,155	74,000	516	(4)	1,158,400
	2020	308,000	—		1,803,281	491,307	69,956	696	(4)	2,673,240
Todd Wood Chief Commercial Officer	2022	391,400	—		999,607	—	48,925	13,404	(5)	1,453,336
	2021	380,000	—		363,046	363,468	95,000	413	(4)	1,201,927
	2020	315,000	—		404,485	380,153	102,375	557	(4)	1,202,570
Ray Akhavan(6) General Counsel	2022	360,500	—		785,399	—	40,556	11,999	(5)	1,198,454
	2021	347,532	80,000	(7)	1,158,909	1,298,125	69,506	46,914	(8)	3,000,986
Claudia Ibarra Chief Operating Officer	2022	356,984	—		785,399	—	44,623	12,480	(5)	1,199,486
	2021	335,000	—		266,212	266,527	67,000	413	(4)	935,152
	2020	285,000	—		1,480,166	232,248	64,838	557	(4)	2,062,809

(1)Amounts reported represent the aggregate fair value of stock awards computed as of the grant date of each stock award in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining the grant date fair value may be found in Note 3 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2022.
(2)Amounts reported represent the aggregate fair value of option awards computed as of the grant date of each option award in accordance with FASB ASC Topic 718.
(3)Amounts reported represent the annual cash incentives bonus earned in the designated fiscal year under our 2022 Bonus Plan, 2021 Bonus Plan or 2020 Bonus Plan, as applicable. See the “Compensation Discussion and Analysis” section above for a more detailed discussion.
(4)Amounts reported represent life insurance premiums paid by the Company.
(5)Amount For the 2022 fiscal year, amounts represent, (i) with respect to Messrs. Sun, Wood, Akhavan and Ms. Ibarra, matching contributions under our 401(k) plan in the amount of $11,405 for Mr. Sun, $12,852 for Mr. Wood, $11,483 for Mr. Akhavan and $11,964 for Ms. Ibarra, (ii) life insurance premiums paid by the Company of $516 and (iii) tax gross up of $36 for Mr. Wood.
(6)Mr. Akhavan commenced employment with the Company on January 5, 2021 and was not an NEO in 2020. Accordingly, 2020 compensation information for Mr. Akhavan is not included in this table.
(7)Amount reported represents a sign-on bonus.
(8)Amount reported represents the sum of (i) reimbursement of relocation expenses in the amount of $46,535, (ii) life insurance premiums of $379.

2022 Grants of Plan-Based Awards Table
The following table presents, for each of our NEOs, information concerning each grant of an equity award made during the fiscal year ended December 31, 2022. This information supplements the information about these awards set forth in the 2022 Summary Compensation Table and the 2022 Outstanding Equity Awards at Fiscal Year-End Table.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				Stock Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)		Number of shares of stock or units (#)		Grant Date Fair Value of Stock Awards ($)(2)
John Dobak, M.D.	3/25/2022	238,960	477,920	563,946	(3)	209,527	(5)	2,738,518
Kevin Sun, MBA, MSSM	3/23/2022	125,000	200,000	227,000	(4)	75,215	(5)	999,607
Todd Wood	3/23/2022	122,313	195,700	222,120	(4)	75,215	(5)	999,607
Ray Akhavan	3/23/2022	101,391	162,225	184,125	(4)	59,097	(5)	785,399
Claudia Ibarra	3/23/2022	111,558	178,492	202,589	(4)	59,097	(5)	785,399
___________________________
(1)Represents the threshold, target and maximum bonus opportunity under the Company’s 2022 Bonus Plan for the named executive officers as further described in the “Compensation Discussion and Analysis.”
(2)The amounts reported in this column reflect the aggregate grant date fair value of the stock awards granted in 2022, determined in accordance with FASB ASC Topic 718.
(3)100% of our Chief Executive Officer’s bonus is linked to corporate performance.
(4)75% of this named executive officer’s bonus is linked to corporate performance, which is capped at 118% of the target amount, and 25% is linked to individual performance, which is capped at 100% of the target amount.
(5)Three thirty-sixths (12/36) of the restricted stock units shall vest on March 5, 2023 and the remaining twenty-four thirty-sixths (24/36) shall vest in eight (8) equal installments of three thirty-sixths (3/36) on the fifth day of each third month following March 5, 2023 until the final vesting date on March 5, 2025.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
We entered into an executive employment agreement with our Chief Executive Officer, John Dobak, and employment offer letters with our Chief Financial Officer, Kevin Sun, our Chief Commercial Officer, Todd Wood, our General Counsel, Ray Akhavan and our Chief Operating Officer, Claudia Ibarra, each in connection with their employment with us, the material terms of which are described below. Except as noted below, these documents provide for “at will” employment. In addition, the NEOs have entered into confidentiality agreements obligating them to refrain from disclosing any of our proprietary information received during the course of their employment.
John Dobak, M.D.

We entered into an executive employment agreement with Dr. Dobak, as our Chief Executive Officer and President, on June 26, 2012. Pursuant to the terms of this agreement, Dr. Dobak’s initial annual base salary was $250,000, which salary has since increased to $597,400 pursuant to annual discretionary raises as determined by our Compensation Committee and Board. In connection with his hiring, Dr. Dobak received a stock option grant exercisable for up to 5% of DermTech Operations’ fully-diluted capitalization at an exercise price equal to the fair market value of our common stock on the date of the grant. Following both the initial closing of the sale of our Series B Preferred Stock and the May 11, 2017 closing of the sale of our Series C Preferred Stock, Dr. Dobak also received one-time additional options to purchase the number of shares of common stock such that, immediately following each such closing, the aggregate number of shares subject to options granted to Dr. Dobak would represent 5% of our outstanding shares of common stock. On February 28, 2014, we amended our employment agreement with Dr. Dobak, which amendment, among other things, provided for the payment of cash and equity bonus awards in connection with the closing of our next qualified financing, which occurred on May 11, 2017 at one of the closings of the sale of our Series C Preferred Stock. Dr. Dobak’s employment agreement also provided for certain severance benefits, which have since been superseded by Dr. Dobak’s participation agreement under the Severance Plan and the Transition Agreement. Under the Transition Agreement, Dr. Dobak will continue to receive his base salary in effect at the time of the Transition Agreement and his benefits until the Separation Date. From the Separation Date until January 1, 2024, Dr. Dobak will provide certain consulting services to the Company for no additional compensation, except that Dr. Dobak’s equity awards will continue to vest during this period.

On January 4, 2019, Dr. Dobak was granted an option to purchase 137,175 shares of DermTech Operations common stock, at an exercise price of $1.12 per share and vesting monthly over four years.
Our Compensation Committee deemed the Business Combination a change in control for purposes of Dr. Dobak’s employment agreement. In addition, our Board deemed any resignation of Dr. Dobak during the 18-month period following such change in control a resignation for good reason for purposes of his employment agreement. The Board also fully accelerated the vesting of all shares of DermTech Operations common stock underlying each of Dr. Dobak’s outstanding stock options and restricted stock units effective as of immediately prior to the consummation of the Business Combination.
On January 14, 2020, following the recommendation of the Compensation Committee, the Board granted to Dr. Dobak (i) an option to purchase 76,861 shares of common stock and (ii) 26,901 restricted stock units, each representing the contingent right to receive one share of common stock. The option grant was effective on January 14, 2020 and the grant of restricted stock units was effective on January 17, 2020. The options have an exercise price of $9.73 per share and vest in equal monthly installments over the 36 months following the date of grant. Twenty-five percent of the restricted stock units awarded to Dr. Dobak vest on September 7, 2020 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on December 7, 2022.
On March 18, 2020, the Board approved a discretionary grant to Dr. Dobak under our stock plan of restricted stock units representing the contingent right to receive 17,842 shares of our common stock. All of the restricted stock units awarded to Dr. Dobak vested in a single installment on March 18, 2021.
On June 25, 2020, the Board granted to Dr. Dobak an annual grant for 2020 of (i) an option to purchase 107,215 shares of common stock and (ii) 60,916 restricted stock units, each representing the contingent right to receive one share of common stock. The options have an exercise price of $14.90 per share. Twenty-five percent of the options vest on June 25, 2021 and the remaining seventy-five percent of the options vest in equal monthly installments over the 36 months following June 25, 2021. Twenty-five percent of the restricted stock units awarded to Dr. Dobak vest on June 10, 2021 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on June 10, 2024.
On March 29, 2021, the Board granted to Dr. Dobak an annual grant for 2021 of (i) an option to purchase 43,455 shares of common stock and (ii) 29,195 restricted stock units, each representing the contingent right to receive one share of common stock. The options have an exercise price of $44.48 per share. Twenty-five percent of the options vest on March 29, 2022 and the remaining seventy-five percent of the options vest in equal monthly installments over the 36 months following March 29, 2022. Twenty-five percent of the restricted stock units awarded to Dr. Dobak vest on March 5, 2022 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on March 5, 2025.
On March 25, 2022, the Board granted to Dr. Dobak an annual grant for 2022 of 209,527 restricted stock units, each representing the contingent right to receive one share of common stock. One third of the restricted stock units awarded to Dr. Dobak vest on March 5, 2023 and the remaining two thirds vest in equal quarterly installments until fully vested on March 5, 2025.

On March 9, 2023, in connection with the Transition Agreement, the Board granted Dr. Dobak restricted stock units (the “Transition Award”) representing the contingent right to receive 56,407 shares of common stock, subject to quarterly vesting. Additionally, upon the conclusion of the Consultant Services Period (as defined in the Transition Agreement), each of Dr. Dobak’s then-outstanding unvested equity awards other than the Transition Award shall accelerate and become vested and exercisable or settled with respect to ten additional months of additional vesting and the Transition Award will vest in its entirety.
As further described below in the section entitled “2020 Corporate Bonus Plan,” Dr. Dobak was eligible to receive a performance-based cash bonus pursuant to our 2020 Bonus Plan. Dr. Dobak’s target bonus under the 2020 Bonus Plan was 60% of his base salary earned during the 2020 fiscal year, with a maximum payout of 73.2% upon exceeding targets for specified corporate objectives and achieving stretch goals. Following the recommendation of the Compensation Committee, the Board approved a performance-based cash bonus to Dr. Dobak of $187,200, which was 65% of Dr. Dobak’s target bonus under the 2020 Bonus Plan and 39% of his base salary earned during 2020.
As further described below in the section entitled “2021 Corporate Bonus Plan,” Dr. Dobak was eligible to receive a performance-based cash bonus pursuant to our 2021 Bonus Plan. Dr. Dobak’s target bonus under the 2021 Bonus Plan was 70% of his base salary earned during the 2021 fiscal year, with a maximum payout of 85.4% upon exceeding targets for specified corporate objectives and achieving stretch goals. Following the recommendation of the Compensation Committee, the Board approved a performance-based cash bonus to Dr. Dobak of $203,000, which was 50% of Dr. Dobak’s target bonus under the 2021 Bonus Plan and 35% of his base salary earned during 2021.
As further described below in the section entitled “2022 Corporate Bonus Plan,” Dr. Dobak was eligible to receive a performance-based cash bonus pursuant to our 2022 Bonus Plan. Dr. Dobak’s target bonus under the 2022 Bonus Plan was 80% of his base salary earned during the 2022 fiscal year, with a maximum payout of 94.4% upon exceeding targets for specified corporate objectives and achieving stretch goals. Following the recommendation of the Compensation Committee, the Board did not provide Dr. Dobak a performance-based cash bonus for the 2022 fiscal year.
Kevin Sun, MBA, MSSM
Mr. Sun’s employment, initially as our Vice President of Finance and then as our Chief Financial Officer, Treasurer and Secretary as of September 12, 2019, is at-will and began on August 22, 2019 pursuant to an offer of employment letter from us. Mr. Sun’s initial annual base salary was $300,000 and it has since increased to $400,000 pursuant to annual discretionary raises as determined by our Compensation Committee. Mr. Sun’s employment agreement also provided for certain severance benefits, which have since been superseded by Mr. Sun’s participation agreement under the Severance Plan.
Mr. Sun’s offer of employment letter also provided that Mr. Sun was to be granted an initial incentive stock option or restricted stock units representing up to one percent of the Company’s fully diluted capitalization at the time of the grant, with vesting terms similar to equity awards previously granted to other officers of the Company.
On January 14, 2020, in accordance with Mr. Sun’s offer of employment letter, the Compensation Committee granted to Mr. Sun 132,032 restricted stock units, each representing the contingent right to receive one share of common stock. The grant of restricted stock units was effective on January 17, 2020. Twenty-five percent of the restricted stock units awarded to Mr. Sun vest on September 7, 2020 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on September 7, 2023. Also on January 14, 2020, the Compensation Committee granted to Mr. Sun an option to purchase 30,983 shares of common stock. The option grant was effective on January 14, 2020. The options have an exercise price of $9.73 per share and vest in equal monthly installments over the 36 months following the date of grant.
On June 24, 2020, the Compensation Committee granted to Mr. Sun an annual grant for 2020 of (i) an option to purchase 35,108 shares of common stock and (ii) 19,947 restricted stock units, each representing the contingent right to receive one share of common stock. The options have an exercise price of $14.88 per share. Twenty-five percent of the options vest on June 24, 2021 and the remaining seventy-five percent of the options vest in equal monthly installments over the 36 months following June 24, 2021. Twenty-five percent of the restricted stock units awarded to Mr. Sun vest on June 10, 2021 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on June 10, 2024.
On March 29, 2021, the Compensation Committee granted to Mr. Sun an annual grant for 2021 of (i) an option to purchase 11,937 shares of common stock and (ii) 8,020 restricted stock units, each representing the contingent right to receive one share of common stock. The options have an exercise price of $44.48 per share. Twenty-five percent of the options vest on March 29, 2022 and the remaining seventy-five percent of the options vest in equal monthly installments over the 36 months following March 29, 2022. Twenty-five percent of the restricted stock units awarded to Mr. Sun vest on March 5, 2022 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on March 5, 2025.
On March 23, 2022, the Compensation Committee granted to Mr. Sun an annual grant for 2022 of 75,215 restricted stock units, each representing the contingent right to receive one share of common stock. One third of the restricted stock units awarded to Mr. Sun vest on March 5, 2023 and the remaining two thirds vest in equal quarterly installments until fully vested on March 5, 2025.

On March 7, 2023, the Compensation Committee granted to Mr. Sun an annual grant for 2023 of 85,114 restricted stock units, each representing the contingent right to receive one share of common stock. Three thirty-sixths of the restricted stock units awarded to Mr. Sun vest on June 5, 2023 and the remaining thirty-three thirty-sixths vest in equal quarterly installments until fully vested on March 5, 2026.
As further described below in the section entitled “2020 Corporate Bonus Plan,” Mr. Sun was eligible to receive a performance-based cash bonus pursuant to our 2020 Bonus Plan. Mr. Sun’s target bonus under the 2020 Bonus Plan was

35% of his base salary earned during the 2020 fiscal year, with a maximum payout of 42.7% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-based cash bonus to Mr. Sun of $69,956, which was 65% of Mr. Sun’s target bonus under the 2020 Bonus Plan and 23% of his base salary earned during 2020.
As further described below in the section entitled “2021 Corporate Bonus Plan,” Mr. Sun was eligible to receive a performance-based cash bonus pursuant to our 2021 Bonus Plan. Mr. Sun’s target bonus under the 2021 Bonus Plan was 40% of his base salary earned during the 2021 fiscal year, with a maximum payout of 48.8% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-based cash bonus to Mr. Sun of $74,000, which was 50% of Mr. Sun’s target bonus under the 2021 Bonus Plan and 20% of his base salary earned during 2021.

As further described below in the section entitled “2022 Corporate Bonus Plan,” Mr. Sun was eligible to receive a performance-based cash bonus pursuant to our 2022 Bonus Plan. Mr. Sun’s target bonus under the 2022 Bonus Plan was 50% of his base salary earned during the 2022 fiscal year, with a maximum payout of 56.8%% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-based cash bonus to Mr. Sun of $50,000, which was 25% of Mr. Sun’s target bonus under the 2022 Bonus Plan and 12.5% of his base salary earned during 2022.
Todd Wood
Mr. Wood’s employment as our Chief Commercial Officer is at-will and began on January 14, 2019 pursuant to an offer of employment letter from us. Mr. Wood’s initial annual base salary was $275,000 and it has since increased to $391,400 pursuant to annual discretionary raises as determined by our Compensation Committee. Mr. Wood’s employment agreement also provided for certain severance benefits, which have since been superseded by Mr. Wood’s participation agreement under the Severance Plan.
Mr. Wood’s offer of employment letter also provided that Mr. Wood was to be granted an initial incentive stock option or restricted stock units representing up to 1.5 percent of the Company’s fully diluted capitalization at the time of the grant, with vesting terms similar to equity awards previously granted to other officers of the Company.
On January 14, 2019, Mr. Wood was granted an option to purchase 136,373 shares of DermTech Operations common stock, at an exercise price of $1.12 per share and vesting monthly over four years.
On January 14, 2020, following the recommendation of the Compensation Committee, the Board granted to Mr. Wood (i) an option to purchase 22,535 shares of common stock and (ii) 14,647 restricted stock units, each representing the contingent right to receive one share of common stock. The option grant was effective on January 14, 2020 and the grant of restricted stock units was effective on January 17, 2020. The options have an exercise price of $9.73 per share and vest in equal monthly installments over the 36 months following the date of grant. Twenty-five percent of the restricted stock units awarded to Mr. Wood vest on September 7, 2020 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on December 7, 2023.
On June 24, 2020, the Compensation Committee granted to Mr. Wood a discretionary grant for 2020 of (i) an option to purchase 28,077 shares of common stock and (ii) 15,952 restricted stock units, each representing the contingent right to receive one share of common stock. The options have an exercise price of $14.88 per share. Twenty-five percent of the options vest on June 24, 2021 and the remaining seventy-five percent of the options vest in equal monthly installments over the 36 months following June 24, 2021. Twenty-five percent of the restricted stock units awarded to Mr. Wood vest on June 10, 2021 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on June 10, 2024.
On March 29, 2021, the Compensation Committee granted to Mr. Wood an annual grant for 2021 of (i) an option to purchase 12,148 shares of common stock and (ii) 8,162 restricted stock units, each representing the contingent right to receive one share of common stock. The options have an exercise price of $44.48 per share. Twenty-five percent of the options vest on March 29, 2022 and the remaining seventy-five percent of the options vest in equal monthly installments over the 36 months following March 29, 2022. Twenty-five percent of the restricted stock units awarded to Mr. Wood vest on March 5, 2022 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on March 5, 2025.

On March 23, 2022, the Compensation Committee granted to Mr. Wood an annual grant for 2022 of 75,215 restricted stock units, each representing the contingent right to receive one share of common stock. One third of the restricted stock units awarded to Mr. Wood vest on March 5, 2023 and the remaining two thirds vest in equal quarterly installments until fully vested on March 5, 2025.

On March 7, 2023, the Compensation Committee granted to Mr. Wood an annual grant for 2023 of 85,114 restricted stock units, each representing the contingent right to receive one share of common stock. Three thirty-sixths of the restricted stock units awarded to Mr. Wood vest on June 5, 2023 and the remaining thirty-three thirty-sixths vest in equal quarterly installments until fully vested on March 5, 2026.
As further described below in the section entitled “2020 Corporate Bonus Plan,” Mr. Wood was eligible to receive a performance-based cash bonus pursuant to our 2020 Bonus Plan. Mr. Wood’s target bonus under the 2020 Bonus Plan was 50% of his base salary earned during the 2020 fiscal year, with a maximum payout of 61.0% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-based cash bonus to Mr. Wood of $102,375, which was 65% of Mr. Wood’s target bonus under the 2020 Bonus Plan and 32% of his base salary earned during 2020.
As further described below in the section entitled “2021 Corporate Bonus Plan,” Mr. Wood was eligible to receive a performance-based cash bonus pursuant to our 2021 Bonus Plan. Mr. Wood’s target bonus under the 2021 Bonus Plan was 50% of his base salary earned during the 2021 fiscal year, with a maximum payout of 61.0% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-based cash bonus to Mr. Wood of $95,000, which was 50% of Mr. Wood’s target bonus under the 2021 Bonus Plan and 25% of his base salary earned during 2021.

As further described below in the section entitled “2022 Corporate Bonus Plan,” Mr. Wood was eligible to receive a performance-based cash bonus pursuant to our 2022 Bonus Plan. Mr. Wood’s target bonus under the 2022 Bonus Plan was 50% of his base salary earned during the 2022 fiscal year, with a maximum payout of 56.8% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-based cash bonus to Mr. Wood of $48,925, which was 25% of Mr. Wood’s target bonus under the 2022 Bonus Plan and 12.5% of his base salary earned during 2022.
Ray Akhavan
Mr. Akhavan’s employment as our General Counsel is at-will and began on January 5, 2021 pursuant to an offer of employment letter from us. Mr. Akhavan’s initial annual base salary was $340,000 and it has since increased to $360,500 pursuant to an annual discretionary raise as determined by our Compensation Committee. Mr. Akhavan also received an initial sign-on bonus of $80,000. Mr. Akhavan’s employment agreement also provided for certain severance benefits, which have since been superseded by Mr. Akhavan’s participation agreement under the Severance Plan.
On January 5, 2021, in accordance with Mr. Akhavan’s employment agreement, the Board granted to Mr. Akhavan (i) an option to purchase 62,500 shares of common stock and (ii) 36,250 restricted stock units, each representing the contingent right to receive one share of common stock. The option grant and the grant of restricted stock units were both effective on January 5, 2021. The options have an exercise price of $31.97 per share and vest in equal monthly installments over the 36 months following the date of grant. 12,812 of the restricted stock units awarded to Mr. Akhavan vest on January 5, 2022 and the remaining 23,438 vest in equal quarterly installments until fully vested on January 5, 2025.
On March 23, 2022, the Compensation Committee granted to Mr. Akhavan an annual grant for 2022 of 59,097 restricted stock units, each representing the contingent right to receive one share of common stock. One third of the restricted stock units awarded to Mr. Akhavan vest on March 5, 2023 and the remaining two thirds vest in equal quarterly installments until fully vested on March 5, 2025.

On March 7, 2023, the Compensation Committee granted to Mr. Akhavan an annual grant for 2023 of 66,877 restricted stock units, each representing the contingent right to receive one share of common stock. Three thirty-sixths of the restricted stock units awarded to Mr. Akhavan vest on June 5, 2023 and the remaining thirty-three thirty-sixths vest in equal quarterly installments until fully vested on March 5, 2026.

As further described below in the section entitled “2021 Corporate Bonus Plan,” Mr. Akhavan was eligible to receive a performance-based cash bonus pursuant to our 2021 Bonus Plan. Mr. Akhavan’s target bonus under the 2021 Bonus Plan was 40% of his base salary earned during the 2021 fiscal year, with a maximum payout of 48.8% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-based cash bonus to Mr. Akhavan of $69,506, which was 50% of Mr. Akhavan’s target bonus under the 2021 Bonus Plan and 20% of his base salary earned during 2021.
As further described below in the section entitled “2022 Corporate Bonus Plan,” Mr. Akhavan was eligible to receive a performance-based cash bonus pursuant to our 2022 Bonus Plan. Mr. Akhavan’s target bonus under the 2021 Bonus Plan was 45% of his base salary earned during the 2022 fiscal year, with a maximum payout of 51.1% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-based cash bonus to Mr. Akhavan of $40,556, which was 25% of Mr. Akhavan’s target bonus under the 2022 Bonus Plan and 11.3% of her base salary earned during 2022.
Claudia Ibarra
Ms. Ibarra’s employment as our Chief Operating Officer is at-will and began on October 29, 2019 pursuant to an offer of employment letter from us. Ms. Ibarra’s initial annual base salary was $285,000 and it has since increased to $360,500 pursuant to annual discretionary raises as determined by our Compensation Committee. Ms. Ibarra also received an initial sign-on bonus of $25,000. Ms. Ibarra’s employment agreement also provided for certain severance benefits, which have since been superseded by Ms. Ibarra’s participation agreement under the Severance Plan.
On January 14, 2020, the Board granted Ms. Ibarra 110,625 restricted stock units, each representing the contingent right to receive one share of common stock. 103,125 of such restricted stock units were granted in accordance with Ms. Ibarra’s employment agreement and 7,500 were a discretionary grant. Three-sixteenths (3/16) of the restricted stock units vested on September 7, 2020 and the remaining thirteen-sixteenths (13/16) vest in 13 equal installments of one sixteenth (1/16) on the seventh day of each third month following September 7, 2020 until the final vesting date on December 7, 2023.
On June 24, 2020, the Compensation Committee granted to Ms. Ibarra a discretionary grant for 2020 of (i) an option to purchase 25,780 shares of common stock and (ii) 14,647 restricted stock units, each representing the contingent right to receive one share of common stock. The options have an exercise price of $14.88 per share. Twenty-five percent of the options vest on June 24, 2021 and the remaining seventy-five percent of the options vest in equal monthly installments over the 36 months following June 24, 2021. Twenty-five percent of the restricted stock units awarded to Ms. Ibarra vest on June 10, 2021 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on June 10, 2024.
On March 29, 2021, the Compensation Committee granted to Ms. Ibarra an annual grant for 2021 of (i) an option to purchase 8,908 shares of common stock and (ii) 5,985 restricted stock units, each representing the contingent right to receive one share of common stock. The options have an exercise price of $44.48 per share. Twenty-five percent of the options vest on March 29, 2022 and the remaining seventy-five percent of the options vest in equal monthly installments over the 36 months following March 29, 2022. Twenty-five percent of the restricted stock units awarded to Ms. Ibarra vest on March 5, 2022 and the remaining seventy-five percent vest in equal quarterly installments until fully vested on March 5, 2025.
On March 23, 2022, the Compensation Committee granted to Ms. Ibarra an annual grant for 2022 of 59,097 restricted stock units, each representing the contingent right to receive one share of common stock. One third of the restricted stock units awarded to Ms. Ibarra vest on March 5, 2023 and the remaining two thirds vest in equal quarterly installments until fully vested on March 5, 2025.

On March 7, 2023, the Compensation Committee granted to Ms. Ibarra an annual grant for 2023 of 66,877 restricted stock units, each representing the contingent right to receive one share of common stock. Three thirty-sixths of the restricted stock units awarded to Ms. Ibarra vest on June 5, 2023 and the remaining thirty-three thirty-sixths vest in equal quarterly installments until fully vested on March 5, 2026.
As further described below in the section entitled “2020 Corporate Bonus Plan,” Ms. Ibarra was eligible to receive a performance-based cash bonus pursuant to our 2020 Bonus Plan. Ms. Ibarra’s target bonus under the 2020 Bonus Plan was 35% of her base salary earned during the 2020 fiscal year, with a maximum payout of 42.7% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-

based cash bonus to Ms. Ibarra of $64,838, which was 65% of Ms. Ibarra’s target bonus under the 2020 Bonus Plan and 23% of her base salary earned during 2020.
As further described below in the section entitled “2021 Corporate Bonus Plan,” Ms. Ibarra was eligible to receive a performance-based cash bonus pursuant to our 2021 Bonus Plan. Ms. Ibarra’s target bonus under the 2021 Bonus Plan was 40% of her base salary earned during the 2021 fiscal year, with a maximum payout of 48.8% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-based cash bonus to Ms. Ibarra of $67,000, which was 50% of Ms. Ibarra’s target bonus under the 2021 Bonus Plan and 20% of her base salary earned during 2021.

As further described below in the section entitled “2022 Corporate Bonus Plan,” Ms. Ibarra was eligible to receive a performance-based cash bonus pursuant to our 2022 Bonus Plan. Ms. Ibarra’s target bonus under the 2022 Bonus Plan was 50% of her base salary earned during the 2022 fiscal year, with a maximum payout of 56.8% upon exceeding targets for specified corporate objectives and achieving stretch goals. The Compensation Committee approved a performance-based cash bonus to Ms. Ibarra of $44,623, which was 25% of Ms. Ibarra’s target bonus under the 2022 Bonus Plan and 12.5% of her base salary earned during 2022.
2020 Corporate Bonus Plan
On March 18, 2020, at the recommendation of the Compensation Committee, the Board approved the 2020 Corporate Bonus Plan, or the 2020 Bonus Plan, a performance-based cash bonus plan pursuant to which the Board sets target cash bonus amounts for certain eligible personnel, including our NEOs. Eligible participants included all management employees and select contributors with an employment start date prior to October 1, 2020 who were not eligible to participate in any of our other cash-based incentive compensation or bonus programs for the 2020 fiscal year.
For all participants in the 2020 Bonus Plan, the Board established target payout percentages to be based on the actual wages earned by such participants during the 2020 fiscal year. Target payout percentages were based on 100% achievement of specified corporate objectives and specified milestones. A threshold applied to each objective. The aggregate potential payout would be up to 122% of the target payout percentage upon exceeding targets for specified corporate objectives and achieving stretch goals.
Target bonuses for our named executive officers ranged from 35% to 60% of such executive officer’s actual wages earned during the 2020 fiscal year. Specifically, the target bonuses were 60% for Dr. Dobak, 35% for Mr. Sun and 35% for Ms. Ibarra, with maximum payouts of 73.2%, 42.7% and 42.7%, respectively. The amount of the bonus, if any, to be paid to each such executive officer was based on the Company’s achievement level against the corporate objectives, as approved by the Compensation Committee. The corporate objectives consisted primarily of financial objectives and product milestones, and also included a 20% discretionary component based on additional corporate goals.
The Compensation Committee administered the 2020 Bonus Plan and had authority to use its discretion to approve goals and bonus targets, adjust goals and bonus payments, and determine goal achievement, and to modify, increase or decrease any bonus payments at any time and regardless of whether any of the performance goals were achieved. Bonuses under the 2020 Bonus Plan were paid following the end of the 2020 fiscal year based on the goals that had been achieved, and any bonus tied to a goal related to our audited financial statements was paid after the financial statement audit was complete. Participants had to be employed and in good standing on the date that the bonus was paid in order to be eligible to receive the bonus payment.
For the 2020 fiscal year, the Compensation Committee used its discretion under the 2020 Bonus Plan, taking into account the impact of COVID-19 on the Company and the corporate objectives and goals. The Compensation Committee recommended, and the Board approved, a performance-based cash bonus to Dr. Dobak of $187,200, or 65% of Dr. Dobak’s target bonus and 39% of his base salary earned during 2020. The Compensation Committee approved performance-based cash bonuses of $69,956 to Mr. Sun, $102,375 to Mr. Wood and $64,838 to Ms. Ibarra, which were 65% of their respective target bonuses and 23%, 32% and 23% of their respective base salaries earned during 2020.
2021 Corporate Bonus Plan
On March 18, 2021, the Compensation Committee amended the 2020 Bonus Plan into the 2021 Corporate Bonus Plan, or the 2021 Bonus Plan.  The terms of the 2021 Bonus Plan is substantially identical to the 2020 Bonus Plan except that it applied to fiscal year 2021.

As administrator of the 2021 Bonus Plan, the Compensation Committee approved target bonuses under the 2021 Bonus Plan for our NEOs ranged from 40% to 70% of such executive officer’s actual wages earned during the 2021 fiscal year. Specifically, the target bonus was 70% for Dr. Dobak, 40% for Mr. Sun, 50% for Mr. Wood, 40% for Mr. Akhavan and 40% for Ms. Ibarra, with maximum payouts of 85.4%, 48.8%, 61.0%, 48.8% and 48.8%, respectively. The amount of the bonus, if any, to be paid to each such executive officer was based on the Company’s achievement level against the corporate objectives, as approved by the Compensation Committee. The corporate objectives consist primarily of financial objectives and product milestones, and also include a 25% discretionary component based on additional corporate goals.
Following its analysis of the achievement level of the corporate objectives under the 2021 Bonus Plan, the Compensation Committee recommended, and the Board approved, a performance-based cash bonus to Dr. Dobak of $200,003, or 50% of Dr. Dobak’s target bonus and 35% of his base salary earned during 2021. The Compensation Committee approved performance-based cash bonuses of $74,000 to Mr. Sun, $95,000 to Mr. Wood, $69,506 to Mr. Akhavan and $67,000 to Ms. Ibarra, which were 50% of their respective target bonuses and 20%, 32%, 20% and 20% of their respective base salaries earned during 2021.

2022 Corporate Bonus Plan

On March 11, 2022, the Compensation Committee amended the 2021 Bonus Plan into the 2022 Corporate Bonus Plan, or the 2022 Bonus Plan. The terms of the 2022 Bonus Plan is substantially identical to the 2020 Bonus Plan and the 2021 Bonus Plan except that it applied to fiscal year 2022.

The Compensation Committee administers the 2022 Bonus Plan and has authority to use its discretion to approve goals and bonus targets. Pursuant to the 2022 Bonus Plan, bonus targets for our NEOs ranged from 45% to 80% of such executive officer’s actual wages earned during the 2022 fiscal year. Specifically, the target bonus was 80% for Dr. Dobak, 50% for Mr. Sun, 50% for Mr. Wood, 45% for Mr. Akhavan and 50% for Ms. Ibarra. The amount of the bonus, if any, paid to each such executive officer was based on the Company’s achievement level against the corporate objectives and/or individual performance, as approved by the Compensation Committee.

For the 2022 fiscal year, the Compensation Committee recommended, and the Board approved, a performance-based cash bonuses of $50,000 to Mr. Sun, $48,925 to Mr. Wood, $40,556 to Mr. Akhavan and $44,623 to Ms. Ibarra, which were 25% of their respective target bonuses and 12.50%, 12.50%, 11.3% and 12.50% of their respective base salaries earned during 2022.
Severance and Change in Control Agreement
On March 29, 2021, at the recommendation of the Compensation Committee, the Board approved the DermTech, Inc. Change in Control and Severance Plan, or the Severance Plan. Officers of the Company at or above the level of vice president are eligible to participate in the Severance Plan pursuant to its terms and the terms of any Participation Agreement between the Company and the participant, or a Participation Agreement, to be approved by the Compensation Committee, which administers the Severance Plan.
In the event of a Qualifying Termination (as defined below), the Severance Plan provides for:
•severance payments equal to a number of months of base salary as set forth in the participant’s Participation Agreement;
•bonus payments equal to the pro-rata portion, determined based on the number of days the participant is employed by the Company during the bonus performance period, of the participant’s annual bonus that the Company determines was actually earned at the conclusion of the bonus performance period;
•health care benefits for a COBRA continuation period as set forth in the participant’s Participation Agreement; and
•acceleration of vesting of the participant’s equity awards for a number of months or a percentage of unvested shares as set forth in the participant’s Participation Agreement; provided, however, that awards that would otherwise vest only upon satisfaction of performance criteria will instead accelerate as set forth in the terms of the applicable award agreement.
A participant’s Participation Agreement may provide that the amounts and terms of the payments, benefits and vesting acceleration triggered in the event of a Qualifying Termination differ depending on whether the Qualifying

Termination occurs during the period commencing three months prior to and ending 12 months following a Change in Control (as defined below).
Pursuant to the Severance Plan, participants also agree to non-competition provisions during their employment and non-solicitation provisions during their employment and for a one year period thereafter. The participant’s receipt of any of the payments or benefits described above is subject to the participant’s delivery to the Company of an irrevocable general release of all known and unknown claims that he or she may then have against the Company or persons affiliated with the Company effective within 60 days following the participant’s Qualifying Termination.
Except as provided in the Severance Plan, once a participant enters into a Participation Agreement, the Severance Plan will supersede and replace any and all prior severance arrangements, vesting acceleration arrangements and post-termination stock option exercise period arrangements, including but not limited to prior agreements governing any equity award, severance and salary continuation arrangements, programs and plans which were previously offered by the Company to the participant, and change in control and severance arrangements pursuant to an employment agreement or offer letter.
The Severance Plan and each Participation Agreement will terminate on March 29, 2024, the third anniversary of the effective date of the Severance Plan, but the Severance Plan and each Participation Agreement will be automatically extended for an additional year upon each subsequent anniversary of the effective date of the Severance Plan unless the Board adopts a resolution prior to such anniversary determining not to extend the Severance Plan. Any individual Participation Agreement will also terminate on the earlier of (i) the date the Participant’s employment with the Company terminates for a reason other than a Qualifying Termination or (ii) the date the Company has met all of its obligations under the Severance Plan following a Qualifying Termination of the Participant’s employment.
Under the Severance Plan:
•“Qualifying Termination” means a termination of employment resulting from (i) a termination by the Company of the participant’s employment for any reason other than cause (as defined in the Severance Plan), death or disability, or (ii) if within 12 months following a Change in Control, a voluntary resignation by the participant of his or her employment for good reason (as defined in the participant’s Participation Agreement), if and only to the extent that a definition of “good reason” is included in such participant’s Participation Agreement. Termination due to a participant’s death or disability will not constitute a Qualifying Termination.
•“Change in Control” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding voting securities, (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
Participation Agreement With John Dobak, M.D.
Under the terms of Dr. Dobak’s participation agreement, in the event of a Qualifying Termination (as defined in the Severance Plan) other than during a Change in Control Period (as defined in the Severance Plan), Dr. Dobak would receive the following benefits: (i) 12 months of his base salary in effect at the time of such Qualifying Termination, (ii) 100% of the pro-rata portion (based on days employed during the period) of his annual bonus determined to have been earned at the conclusion of the bonus performance period, (iii) 12 months of COBRA benefits, (iv) ten months of vesting acceleration for each of Dr. Dobak’s then-outstanding equity awards at the time of such Qualifying Termination (except with respect to awards that would otherwise vest only upon satisfaction of performance criteria, or Performance Awards, the vesting of which will be determined by the terms of the applicable Performance Award agreement), and (v) an extension of the period during which Dr. Dobak may exercise any of his stock options that are vested as of the time of such Qualifying Termination (after giving effect to the vesting acceleration described in clause (iv) above) to the earlier of (a) 12 months following such Qualifying Termination and (b) the expiration date of such stock options. The terms of the Transition Agreement are substantially consistent with Dr. Dobak’s participation agreement except that the Transition Awards will vest in its entirety upon the conclusion of the Consultant Services Period.

Dr. Dobak’s participation agreement provides further that in the event of a Qualifying Termination during a Change in Control Period, Dr. Dobak would receive the following benefits: (i) 18 months of his base salary in effect at the time of such Qualifying Termination, (ii) 100% of the pro-rata portion (based on days employed during the period) of his annual bonus determined to have been earned at the conclusion of the bonus performance period, (iii) 18 months of COBRA benefits, (iv) the full acceleration of vesting of any of Dr. Dobak’s then-outstanding equity awards (except with respect to Performance Awards, the vesting of which will be determined by the terms of the applicable Performance Award agreement), and (v) an extension of the period during which Dr. Dobak may exercise any of his stock options that are vested as of the time of such Qualifying Termination (after giving effect to the vesting acceleration described in clause (iv) above) to the earlier of (a) 12 months following such Qualifying Termination and (b) the expiration date of such stock options.
Participation Agreement With Kevin Sun
Under the terms of Mr. Sun’s participation agreement, in the event of a Qualifying Termination other than during a Change in Control Period, Mr. Sun would receive the following benefits: (i) nine months of his base salary in effect at the time of such Qualifying Termination, (ii) 50% of the pro-rata portion (based on days employed during the period) of his annual bonus determined to have been earned at the conclusion of the bonus performance period, (iii) nine months of COBRA benefits, (iv) six months of vesting acceleration for each of Mr. Sun’s then-outstanding equity awards at the time of such Qualifying Termination (except with respect to Performance Awards, the vesting of which will be determined by the terms of the applicable Performance Award agreement), and (v) an extension of the period during which Mr. Sun may exercise any of his stock options that are vested as of the time of such Qualifying Termination (after giving effect to the vesting acceleration described in clause (iv) above) to the earlier of (a) six months following such Qualifying Termination and (b) the expiration date of such stock options.
Mr. Sun’s participation agreement provides further that in the event of a Qualifying Termination during a Change in Control Period, Mr. Sun would receive the following benefits: (i) 12 months of his base salary in effect at the time of such Qualifying Termination, (ii) 100% of the pro-rata portion (based on days employed during the period) of his annual bonus determined to have been earned at the conclusion of the bonus performance period, (iii) 12 months of COBRA benefits, (iv) the full acceleration of vesting of any of Mr. Sun’s then-outstanding equity awards (except with respect to Performance Awards, the vesting of which will be determined by the terms of the applicable Performance Award agreement), and (v) an extension of the period during which Mr. Sun may exercise any of his stock options that are vested as of the time of such Qualifying Termination (after giving effect to the vesting acceleration described in clause (iv) above) the earlier of (a) six months following such Qualifying Termination and (b) the expiration date of such stock options.
Participation Agreement With Todd Wood
Under the terms of Mr. Wood’s participation agreement, in the event of a Qualifying Termination other than during a Change in Control Period, Mr. Wood would receive the following benefits: (i) nine months of his base salary in effect at the time of such Qualifying Termination, (ii) 50% of the pro-rata portion (based on days employed during the period) of his annual bonus determined to have been earned at the conclusion of the bonus performance period, (iii) nine months of COBRA benefits, (iv) six months of vesting acceleration for each of Mr. Wood’s then-outstanding equity awards at the time of such Qualifying Termination (except with respect to Performance Awards, the vesting of which will be determined by the terms of the applicable Performance Award agreement), and (v) an extension of the period during which Mr. Wood may exercise any of his stock options that are vested as of the time of such Qualifying Termination (after giving effect to the vesting acceleration described in clause (iv) above) to the earlier of (a) six months following such Qualifying Termination and (b) the expiration date of such stock options.
Mr. Wood’s participation agreement provides further that in the event of a Qualifying Termination during a Change in Control Period, Mr. Wood would receive the following benefits: (i) 12 months of his base salary in effect at the time of such Qualifying Termination, (ii) 100% of the pro-rata portion (based on days employed during the period) of his annual bonus determined to have been earned at the conclusion of the bonus performance period, (iii) 12 months of COBRA benefits, (iv) the full acceleration of vesting of any of Mr. Wood’s then-outstanding equity awards (except with respect to Performance Awards, the vesting of which will be determined by the terms of the applicable Performance Award agreement), and (v) an extension of the period during which Mr. Wood may exercise any of his stock options that are vested as of the time of such Qualifying Termination (after giving effect to the vesting acceleration described in clause (iv) above) the earlier of (a) six months following such Qualifying Termination and (b) the expiration date of such stock options.

Participation Agreement With Ray Akhavan
Under the terms of Mr. Akhavan’s participation agreement, in the event of a Qualifying Termination other than during a Change in Control Period, Mr. Akhavan would receive the following benefits: (i) nine months of his base salary in effect at the time of such Qualifying Termination, (ii) 50% of the pro-rata portion (based on days employed during the period) of his annual bonus determined to have been earned at the conclusion of the bonus performance period, (iii) nine months of COBRA benefits, (iv) six months of vesting acceleration for each of Mr. Akhavan’s then-outstanding equity awards at the time of such Qualifying Termination (except with respect to Performance Awards, the vesting of which will be determined by the terms of the applicable Performance Award agreement), and (v) an extension of the period during which Mr. Akhavan may exercise any of his stock options that are vested as of the time of such Qualifying Termination (after giving effect to the vesting acceleration described in clause (iv) above) to the earlier of (a) six months following such Qualifying Termination and (b) the expiration date of such stock options.
Mr. Akhavan’s participation agreement provides further that in the event of a Qualifying Termination during a Change in Control Period, Mr. Akhavan would receive the following benefits: (i) 12 months of his base salary in effect at the time of such Qualifying Termination, (ii) 100% of the pro-rata portion (based on days employed during the period) of his annual bonus determined to have been earned at the conclusion of the bonus performance period, (iii) 12 months of COBRA benefits, (iv) the full acceleration of vesting of any of Mr. Akhavan’s then-outstanding equity awards (except with respect to Performance Awards, the vesting of which will be determined by the terms of the applicable Performance Award agreement), and (v) an extension of the period during which Mr. Akhavan may exercise any of his stock options that are vested as of the time of such Qualifying Termination (after giving effect to the vesting acceleration described in clause (iv) above) the earlier of (a) six months following such Qualifying Termination and (b) the expiration date of such stock options.
Participation Agreement With Claudia Ibarra
Under the terms of Ms. Ibarra’s participation agreement, in the event of a Qualifying Termination other than during a Change in Control Period, Ms. Ibarra would receive the following benefits: (i) nine months of her base salary in effect at the time of such Qualifying Termination, (ii) 50% of the pro-rata portion (based on days employed during the period) of her annual bonus determined to have been earned at the conclusion of the bonus performance period, (iii) nine months of COBRA benefits, (iv) six months of vesting acceleration for each of Ms. Ibarra’s then-outstanding equity awards at the time of such Qualifying Termination (except with respect to Performance Awards, the vesting of which will be determined by the terms of the applicable Performance Award agreement), and (v) an extension of the period during which Ms. Ibarra may exercise any of her stock options that are vested as of the time of such Qualifying Termination (after giving effect to the vesting acceleration described in clause (iv) above) to the earlier of (a) six months following such Qualifying Termination and (b) the expiration date of such stock options.
Ms. Ibarra’s participation agreement provides further that in the event of a Qualifying Termination during a Change in Control Period, Ms. Ibarra would receive the following benefits: (i) 12 months of her base salary in effect at the time of such Qualifying Termination, (ii) 100% of the pro-rata portion (based on days employed during the period) of her annual bonus determined to have been earned at the conclusion of the bonus performance period, (iii) 12 months of COBRA benefits, (iv) the full acceleration of vesting of any of Ms. Ibarra’s then-outstanding equity awards (except with respect to Performance Awards, the vesting of which will be determined by the terms of the applicable Performance Award agreement), and (v) an extension of the period during which Ms. Ibarra may exercise any of her stock options that are vested as of the time of such Qualifying Termination (after giving effect to the vesting acceleration described in clause (iv) above) the earlier of (a) six months following such Qualifying Termination and (b) the expiration date of such stock options.
Executive Officer Equity Ownership Guidelines
In the interest of further aligning the interests of our stockholders and our directors and officers, on October 2, 2020, the Compensation Committee adopted DermTech, Inc. Stock Ownership Guidelines, or the Ownership Guidelines. The Ownership Guidelines provide that within five years of their respective elections or appointments, our Chief Executive Officer, executive officers and our vice presidents who are not executive officers should own, directly or indirectly, a number of shares of our common stock valued at four times, two times and 1.5 times their annual base salaries, respectively. The Ownership Guidelines provide further that until the officers subject to the Ownership Guidelines meet the minimum described above, such officers shall not sell more than 50% of the shares of common stock held by such officers (not including shares sold to fund tax liabilities associated with the vesting of equity awards).  The Compensation Committee administers and oversees compliance with the Ownership Guidelines.

Outstanding Equity Awards at 2022 Fiscal Year End
The following table presents outstanding equity awards held by our NEOs as of December 31, 2022.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
John Dobak, M.D.	1/14/2020	74,725	2,136	(2)	$9.73	1/14/2030
	6/25/2020	67,009	40,206	(3)	$14.90	6/25/2030
	3/29/2021	19,011	24,444	(4)	$44.48	3/29/2031
	1/17/2020						—	(5)	$—
	3/18/2020						—	(6)	$—
	6/25/2020						22,844	(7)	$40,434
	3/29/2021						16,423	(8)	$29,069
	3/25/2022						209,527	(14)	$370,863
Kevin Sun, MBA, MSSM	1/14/2020	30,100	883	(2)	$9.73	1/14/2030
	6/24/2020	21,942	13,166	(9)	$14.88	6/24/2030
	3/29/2021	5,222	6,715	(4)	$44.48	3/29/2031
	1/17/2020						24,756	(10)	$43,818
	6/24/2020						7,481	(7)	$13,241
	3/29/2021						4,512	(8)	$7,986
	3/23/2022						75,215	(14)	$133,131
Todd Wood	1/14/2020	21,875	660	(2)	$9.73	1/14/2030
	6/24/2020	17,548	10,529	(9)	$14.88	6/24/2030
	3/29/2021	5,314	6,834	(4)	$44.48	3/29/2031
	1/17/2020						—	(5)	$—
	6/24/2020						5,982	(7)	$10,588
	3/29/2021						4,592	(8)	$8,128
	3/23/2022						75,215	(15)	$133,131
Ray Akhavan	1/5/2021	29,947	32,553	(11)	$31.97	1/5/2031	32,553	(12)	$41,485
	3/23/2022						59,097	(14)	$104,602
Claudia Ibarra	6/24/2020	16,112	9,668	(9)	$14.88	6/24/2030
	3/29/2021	3,897	5,011	(4)	$44.48	3/29/2031
	1/17/2020						27,657	(13)	$48,953
	44,006						5,493	(7)	$9,723
	44,284						3,367	(8)	$5,960
	3/23/2022						59,097	(14)	$104,602
___________________________
(1)Reflects the number of restricted stock units multiplied by the closing price of the Company’s common stock on December 30, 2022 of $1.77.
(2)The option vests in a series of thirty-six (36) successive equal monthly installments commencing one month following January 14, 2020, such that the option will be fully vested on January 14, 2023.
(3)Twelve forty-eighths (12/48) of the shares exercisable pursuant to the option vest on June 25, 2021 and the remaining thirty-six forty-eighths (36/48) vest in thirty-six (36) equal monthly installments of one forty-eighth (1/48) on the twenty-fifth day of each month following June 25, 2021 until the final vesting date on June 25, 2024.
(4)Twelve forty-eighths (12/48) of the shares exercisable pursuant to the option vest on March 29, 2022 and the remaining thirty-six forty-eighths (36/48) vest in thirty-six (36) equal monthly installments of one forty-eighth (1/48) on the twenty-fifth day of each month following March 29, 2022 until the final vesting date on March 29, 2025.
(5)Nine thirty-sixths (9/36) of the restricted stock units vested on September 7, 2020 and the remaining twenty-seven thirty-sixths (27/36) vest in nine (9) equal installments of three thirty-sixths (3/36) on the seventh day of each third month following September 7, 2020 until the final vesting date on December 7, 2022.
(6)All of the restricted stock units vest in a single installment on March 18, 2021.

(7)Twelve forty-eighths (12/48) of the restricted stock units vest on June 10, 2021 and the remaining thirty-six forty-eighths (36/48) vest in twelve (12) equal installments of three forty-eighths (3/48) on the tenth day of each third month following June 10, 2021 until the final vesting date on June 10, 2024.
(8)Twelve forty-eighths (12/48) of the restricted stock units vest on March 5, 2022 and the remaining thirty-six forty-eighths (36/48) vest in twelve (12) equal installments of three forty-eighths (3/48) on the fifth day of each third month following March 5, 2022 until the final vesting date on March 5, 2025.
(9)Twelve forty-eighths (12/48) of the shares exercisable pursuant to the option vest on June 24, 2021 and the remaining thirty-six forty-eighths (36/48) vest in thirty-six (36) equal monthly installments of one forty-eighth (1/48) on the twenty-fourth day of each month following June 24, 2021 until the final vesting date on June 24, 2024.
(10)Twelve forty-eighths (12/48) of the restricted stock units vested on September 7, 2020 and the remaining thirty-six forty-eighths (36/48) vest in twelve (12) equal installments of three forty-eighths (3/48) on the seventh day of each third month following September 7, 2020 until the final vesting date on September 7, 2023.
(11)Twelve forty-eighths (12/48) of the shares exercisable pursuant to the option vest on January 5, 2022 and the remaining thirty-six forty-eighths (36/48) vest in thirty-six (36) equal monthly installments of one forty-eighth (1/48) on the fifth day of each month following January 5, 2022 until the final vesting date on January 5, 2025.
(12)Award vests over four years in equal annual installments from the date of grant until the final vesting date on January 5, 2025.
(13)Nine forty-eighths (9/48) of the restricted stock units vested on September 7, 2020 and the remaining thirty-nine forty-eighths (39/48) vest in thirteen (13) equal installments of three forty-eighths (3/48) on the seventh day of each third month following September 7, 2020 until the final vesting date on December 7, 2023.
(14)Three thirty-sixths (3/36) of the restricted stock units shall vest on June 5, 2023 and the remaining thirty-three thirty-sixths (33/36) shall vest in eleven (11) equal installments of three thirty-sixths (3/36) on the fifth day of each third month following June 5, 2023 until the final vesting date on March 5, 2026.

2022 Option Exercises and Stock Vested Table
The following table presents, for each of our NEOs, the number of shares of our common stock acquired upon the vesting and settlement of restricted stock units during 2022:

	Restricted Stock Unit Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1)
John Dobak, M.D.	36,972	$287,816
Kevin Sun, MBA, MSSM	41,503	$292,359
Todd Wood	12,444	$94,737
Ray Akhavan	12,812	$195,383
Claudia Ibarra	33,936	$238,312
(1)Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon vesting and settlement of restricted stock units because in many cases the shares are not sold upon settlement but continue to be held by the executive officer who held the restricted stock units.  The amounts shown represent the market price on the date of settlement, which is the amount that would have been realized if the shares had been sold immediately upon settlement.
None of our NEOs exercised stock options during the fiscal year ended December 31, 2022.
Pension Benefits
We do not provide any pension or other defined benefit plans to our NEOs.
Nonqualified Deferred Compensation
We do not provide any non-qualified defined contribution plans or other deferred compensation plans to our NEOs.

Director Compensation
The table below shows all compensation earned by our non-employee directors during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Total ($)
Mark Capone (3)	19,565	292,864	(1)	312,429
Cynthia Collins (3)	67,000	173,177	(2)	240,177
Nathalie Gerschtein Keraudy (3)	43,871	173,177	(2)	217,048
Kirk Malloy (3)	19,141	292,864	(1)	312,005
Enrico Picozza (3) (4)	16,212	—		16,212
Matthew Posard (3)	99,000	173,177	(2)	272,177
Herm Rosenman (3)	66,677	173,177	(2)	239,854
Monica Tellado (3)	50,000	173,177	(2)	223,177
(1)Amounts reported represent the fair value of restricted stock units computed as of the grant date in accordance with FASB ASC Topic 718, in the amount of $292,864 for each of Mr. Capone and Mr. Malloy based on the closing price of our common stock on July 18, 2022 of $6.32 with respect to 46,340 restricted stock units.
(2)Amounts reported represent the fair value of restricted stock units computed as of the grant date in accordance with FASB ASC Topic 718, in the amount of $173,177 for each of Ms. Collins, Ms. Gerschtein Keraudy, Mr. Posard, Mr. Rosenman and Ms. Tellado based on the closing price of our common stock on May 26, 2022 of $6.54 with respect to 26,480 restricted stock units.
(3)As of December 31, 2022, our non-employee directors listed in the following table held the following aggregate numbers of shares subject to outstanding stock awards (representing unvested restricted stock units):

Name	Number of Shares Underlying Outstanding Stock Awards
Mark Capone	46,340
Cynthia Collins	35,638
Nathalie Gerschtein Keraudy	29,478
Kirk Malloy	46,340
Enrico Picozza	—
Matthew Posard	31,141
Herm Rosenman	31,141
Monica Tellado	29,478
(4)Mr. Picozza’s term as a director expired at the 2022 annual meeting of stockholders on May 26, 2022. In recognition of Mr. Picozza’s service as a director of the Company, our Compensation Committee fully accelerated the vesting of each of the unvested restricted stock units held by Mr. Picozza as of May 26, 2022.

Narrative to Director Compensation Table
Interim Equity Awards
On January 30, 2020, at the recommendation of the Compensation Committee, the Board granted an award of 6,000 restricted stock units to each of our non-employee directors, representing a pro-rated grant in respect of such non-employee directors’ service between the date of the Business Combination on August 29, 2019 and the anticipated date of the 2020 annual meeting of stockholders, with such restricted stock units to vest in a single installment on the date of the 2020 annual meeting of stockholders.
2020 Non-Employee Director Compensation Policy
On January 30, 2020, at the recommendation of our Compensation Committee, the Board approved a Non-Employee Director Compensation Policy, or the 2020 Policy. Under the 2020 Policy, each non-employee director receives compensation for his or her service consisting of annual fees and equity awards.

Fees. The annual fees payable to our non-employee directors for their service as directors and as members of committees of the Board effective as of January 1, 2020 under the 2020 Policy are as follows:
•The chairperson of the Board will receive an annual fee in the amount of $69,960 per year.
•Each member of the Board, other than the chairperson of the Board, will receive an annual fee in the amount of $38,500 per year.
•The chairperson of the Audit Committee will receive additional annual cash compensation in the amount of $16,500 per year for such chairperson’s service on the Audit Committee. Each non-chairperson member of the Audit Committee will receive additional annual cash compensation in the amount of $6,380 per year for such member’s service on the Audit Committee.
•The chairperson of the Compensation Committee will receive additional annual cash compensation in the amount of $11,000 per year for such chairperson’s service on the Compensation Committee. Each non-chairperson member of the Compensation Committee will receive additional annual cash compensation in the amount of $4,950 per year for such member’s service on the Compensation Committee.
•The chairperson of the Nominating and Corporate Governance Committee will receive additional annual cash compensation in the amount of $7,150 per year for such chairperson’s service on the Nominating and Corporate Governance Committee. Each non-chairperson member of the Nominating and Corporate Governance Committee will receive additional annual cash compensation in the amount of $3,300 per year for such member’s service on the Nominating and Corporate Governance Committee.
Equity Awards. Under the 2020 Policy, equity awards for non-employee directors are as follows:
•Incumbent Directors. Incumbent non-employee directors will receive an annual equity award consisting of 8,000 restricted stock units, to be granted on the date of the first meeting of the Board held following the annual meeting of our stockholders in each year commencing in 2020. Each annual grant of restricted stock units shall vest in a single installment on the first anniversary of the date of grant.
•Newly Elected or Appointed Directors. Newly elected or appointed non-employee directors will receive an initial equity award consisting of 8,000 restricted stock units, to be granted at the first regularly scheduled meeting of the Board following his or her initial appointment, provided that if the first regularly scheduled meeting of the Board following his or her initial appointment is not the first meeting of the Board held following the annual meeting of our stockholders, the initial equity award shall consist of a pro-rated number of shares of common stock underlying restricted stock units based on the nearest number of whole months remaining from such meeting of the Board until the next annual stockholder meeting. Each initial grant of restricted stock units shall vest in a single installment on (i) the first anniversary of the date of grant, if granted at the first meeting of the Board held following the annual meeting of our stockholders, or (ii) the first anniversary of the most recent annual meeting of our stockholders, if not granted at the first meeting of the Board held following the annual meeting of our stockholders.
Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our certificate of incorporation and our bylaws.
2021 Non-Employee Director Compensation Policy
On March 29, 2021, at the recommendation of our Compensation Committee, the Board approved a Non-Employee Director Compensation Policy, or the 2021 Policy. Under the 2021 Policy, each non-employee director receives compensation for his or her service consisting of annual fees and equity awards.
Fees. The annual fees payable to our non-employee directors for their service as directors and as members of committees of the Board retroactively effective as of January 1, 2021 under the 2021 Policy are as follows:
•The chairperson of the Board will receive an annual fee in the amount of $80,000 per year.
•Each member of the Board, other than the chairperson of the Board, will receive an annual fee in the amount of $40,000 per year.
•The chairperson of the Audit Committee will receive additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the Audit Committee. Each non-chairperson member of the Audit Committee will receive additional annual cash compensation in the amount of $10,000 per year for such member’s service on the Audit Committee.
•The chairperson of the Compensation Committee will receive additional annual cash compensation in the amount of $14,000 per year for such chairperson’s service on the Compensation Committee. Each non-chairperson member of the Compensation Committee will receive additional annual cash compensation in the amount of $7,000 per year for such member’s service on the Compensation Committee.
•The chairperson of the Nominating and Corporate Governance Committee will receive additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the Nominating and Corporate Governance Committee. Each non-chairperson member of the Nominating and Corporate Governance Committee will receive additional annual cash compensation in the amount of $5,000 per year for such member’s service on the Nominating and Corporate Governance Committee.
Equity Awards. Under the 2021 Policy, equity awards for non-employee directors are as follows:
•Annual Grants to Incumbent Directors. Incumbent non-employee directors will receive an annual equity award consisting of a number of restricted stock units that represents a market value of $170,000 based on the most recent closing price of the Company’s common stock prior to the date of such grant, unless, at the sole discretion of the Compensation Committee, the number of restricted stock units is reduced (in which case in no event will it be reduced by more than one-half), to be granted on the date of the first meeting of the Board held following the Annual Meeting in each year commencing in 2021. Each annual grant of restricted stock units will vest in four equal quarterly installments over the one-year period following the grant date, subject to the continued service of the non-employee director. The release date for the shares underlying such annual grant of restricted stock units will be the date that the grant is fully vested, unless an election is made in advance of the grant for the release date to be the first business day in January of the year following the date that the grant is fully vested.
•One-Time Grants to Incumbent Directors. To the extent that any incumbent non-employee director was not granted a new director grant or a pro rata annual grant of restricted stock units upon joining the Board, such incumbent non-employee director will receive, on a one-time basis, a number of restricted stock units that represents a market value of $170,000 based on the average closing price of the Company’s common stock over the 20 trading days prior to the date of such grant, unless, at the sole discretion of the Compensation Committee, the number of restricted stock units is reduced (in which case in no event will it be reduced by more than one-half). Any such one-time grant shall vest and be released on January 1, 2023.
•Initial Grants to Newly Elected or Appointed Directors. Newly elected or appointed non-employee directors will receive (i) a new director grant of restricted stock units equaling the number of restricted stock units awarded to each incumbent non-employee director under the most recent annual grant, unless the Compensation Committee determines to adjust the number of restricted stock units to be granted otherwise, and (ii) a pro rata annual grant in the form of restricted stock units equaling (a) the number of restricted stock units awarded to each incumbent non-employee director under the most recent annual grant, unless the Compensation Committee determines to adjust this otherwise, multiplied by (b) the number of months between the date that the new non-employee director first participates in a Board or Committee meeting as a Board member and the next Annual Meeting (in all cases, rounded up to the next integer) divided by 12, to be effective on his or her initial appointment or election to the Board. Each new director grant will vest in three equal annual installments over the three-year period following the grant date, subject to the continued service of the non-employee director. The shares underlying such new director grant will be released as they vest, unless an election is made in advance of the grant for the three release dates to be the first business day in January of the year following each vest date, respectively. Each pro rata annual grant will vest in full on the last vest date of the prior year’s annual grants, subject to the continued service of the non-employee director. The release date for the shares underlying such pro rata annual grant of restricted stock units will be the date that such restricted stock units are fully vested, unless an election is made in advance of the grant for the release date to be the first business day in January of the year following the date that the grant is fully vested.
Directors may be reimbursed for reasonable out-of-pocket business expenses incurred in connection with their service as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our certificate of incorporation and our bylaws.

Non-Employee Director Equity Ownership Guidelines
The Ownership Guidelines provide that within five years of their respective elections or appointments our directors should own, directly or indirectly, a number of shares of our common stock valued at three times their annual cash retainers. The Ownership Guidelines provide further that until a director meets the minimum described above, such director shall not sell more than 50% of the shares of common stock held by such director (not including shares sold to fund tax liabilities associated with the vesting of equity awards).
Rule 10b5-1 Plans
Certain of our employees, including directors and executive officers, have adopted, or may in the future adopt, written plans, known as Rule 10b5-1 Plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 Plan, a broker executes trades pursuant to parameters established by the individual when entering into the plan, without further direction from the individual. The individual may amend or terminate the 10b5-1 Plan in limited circumstances.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table

The following information is presented to disclose the relationship between executive compensation actually paid, as calculated under applicable SEC rules to our principal executive officer (“PEO”) and our other NEOs, determined, for purposes of this section, under the scaled disclosure requirements applicable to smaller reporting companies, and certain financial performance of the Company for the years ended December 31, 2022 and 2021.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Total Share-holder Return (3) ($)	Net Loss (4) ($)
2022	3,336,434	(876,064)	1,457,432	(274,573)	5.46	(116,683)
2021	3,382,178	327,373	2,101,457	936,518	48.71	(78,335)

(1)The dollar amounts reported in these columns are, as applicable, (i) the amounts of total compensation reported for Dr. Dobak for each corresponding year he served as the Company’s Chief Executive Officer in the “Total” column of the “Summary Compensation Table,” and (ii) the average of the amounts reported for the Company’s remaining NEOs as a group in the “Total” column of the “Summary Compensation Table” in each applicable year, which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs*
2022	John Dobak	Kevin Sun, Todd Wood
2021	John Dobak	Ray Akhavan, Todd Wood
*Determined, for purposes of this section, under the scaled disclosure requirements applicable to smaller reporting companies

(2)The amounts reported in these columns represent the amount of “compensation actually paid” to Dr. Dobak, and on average, to all other NEOs as a group, as applicable, in each case as computed in accordance with SEC Rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Dobak or to the other NEOs as a group during the applicable year. In accordance with the requirements of SEC Rules, the following adjustments were made to Dr. Dobak’s total compensation, and to the average total compensation for the other NEOs as a group, for each year to determine the compensation actually paid.

Footnote (2) - Table 1	2022		2021
	PEO ($)	Average Other NEOs ($)	PEO ($)	Average Other NEOs ($)
Summary Compensation Table Total	3,336,434	1,457,432	3,382,178	2,101,457
Subtraction of Grant Date Reported Fair Value under the Stock Awards and Option Awards Columns in the Summary Compensation Table	(2,738,518)	(999,607)	(2,598,765)	(1,591,774)
Addition of Fair Value of Awards Granted during the FY that Remain Unvested as of fiscal year end (“FYE”)	370,863	133,131	791,539	652,017
Change in Fair Value of Outstanding Unvested Prior fiscal year Awards as of FYE Compared to Valuation as of Prior FYE	(1,144,859)	(505,748)	(2,198,489)	(315,823)
Change in Fair Value of Stock Awards granted during any prior fiscal year that Vested during the fiscal year as of Vesting Date Compared to Valuation as of Prior FYE	(699,984)	(359,781)	950,910	90,641
Compensation Actually Paid ($)	(876,064)	(274,573)	327,373	936,518

(3)The amounts reported in this column represents the Company’s total cumulative Total Shareholder Return (“TSR”) for the fiscal years ended December 31, 2022 and 2021. Assumes $100 invested in our common stock on December 31, 2020. The cumulative TSR amounts are calculated by dividing the sum of the cumulative amount of dividends for the measurement period (in our case, $0), assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(4)The amounts reported in this column are the Company’s net loss amounts reflected in the Company’s audited financial statements for the applicable year.

Description of Relationships between Compensation Actually Paid and Company Performance

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our NEOs other than our PEO, with (i) our cumulative TSR, and (ii) our net loss, in each case, for the fiscal years ended December 31, 2021 and 2022. TSR amounts reported in the graph assume an initial fixed investment of $100.

The compensation actually paid to our PEO and other NEOs correlated to our TSR because equity awards constituted a significant part of the compensation for our PEO and other NEOs. Equity awards strongly align our PEO’s and other NEO’s interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging retention for the success of our organization. Historically, we have not looked to net income or loss as a performance measure for our PEO and other NEOs as we continue to invest in our business and incurred losses for the years presented.

Compensation Actually Paid vs TSR
Compensation Actually Paid ($ Thousands)
1200
1000
800
600
400
200
0
-200
-400
-600
-800
-1000
TSR
100
90
80
70
60
50
40
30
20
10
0
2021
2022
Principal Executive Officer
Average Non-Principal Executive Officer
DermTech, Inc. TSR

Net Loss versus Compensation Actually Paid
Compensation Actually Paid ($ Thousands)
Net Loss ($ Thousands)
1000
800
600
400
200
0
-200
-400
-600
-800
-1000
0
-20
-40
-60
-80
-100
-120
-140
-160
-180
-200
2021
2022
Principal Executive Officer
Average Non-Principal Executive Officer
Net Loss

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2022 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)		Weighted Average Exercise Price of Outstanding Options and Rights (b) (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by Stockholders	3,532,515	(1)	$20.42	1,159,379	(3)
Equity compensation plans not approved by Stockholders	1,304,624	(4)	$5.83	645,376	(5)
Total:	4,837,139		$18.92	1,804,755
(1)Consists of 2,941,898 shares underlying outstanding awards under the DermTech, Inc. 2020 Equity Incentive Plan, or the 2020 Plan and 590,617 shares shares underlying outstanding awards under the DermTech, Inc. Amended and Restated 2010 Stock Plan, or the 2010 Plan.
(2)Restricted stock units are excluded from the weighted average exercise price calculation.
(3)Consists of (i) 460,449 shares available for issuance under the 2020 Plan and (ii) 698,930 shares available for issuance under the DermTech, Inc. 2020 Employee Stock Purchase Plan, or the ESPP, of which 47,339 shares and 100,749 shares were subject to purchase during the ESPP purchase period ended February 28, 2022 and August 31, 2022, respectively. Pursuant to the terms of the 2020 Plan, the number of shares reserved for issuance under the 2020 Plan will automatically increase on the first day of each fiscal year beginning in fiscal year 2021 and ending on the second day of fiscal year 2025, by an amount equal to the lesser of (i) 3.5% (or, if Proposal 4 is approved by our stockholders at the 2023 annual meeting of stockholders, 5.0%) of the number of shares of common stock outstanding on such date and (ii) an amount determined by the administrator of the 2020 Plan. Pursuant to the terms of the ESPP, the number of shares available for issuance under the ESPP will automatically increase on the first day of each fiscal year beginning in 2021 and ending on the first day of 2030, by an amount equal to the lesser of (i) 300,000 shares, (ii) 1% of the number of shares of common stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as is determined by the administrator of the ESPP. On January 1, 2023, the number of shares available for issuance under the 2020 Plan and the ESPP increased by 1,060,409 shares and 300,000 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.
(4)Consists of 1,304,624 shares underlying outstanding awards under the DermTech, Inc. 2022 Inducement Equity Incentive Plan, or the 2022 Plan.
(5)Consists of 645,376 shares available for issuance under the DermTech, Inc. 2022 Plan.
Pay Ratio Disclosure
The following is a reasonable estimate, prepared under SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to our median employee. We determined our median employee by using a consistently applied compensation measure of base salary, commissions, annual bonus amounts, stock-based compensation (based on the grant date fair value of awards granted during 2022) and other incentive payments (including sign-on bonuses for employees) (annualized in the case of full- and part-time employees who joined the Company during 2022) of each of our 279 employees (excluding the Chief Executive Officer) as of December 31, 2022.  The annual total compensation of our median employee for 2022 was $207,444. As disclosed in the Summary Compensation Table appearing above, our Chief Executive Officer’s annual total compensation for 2022 was $3,336,434. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees was 16 to 1. Our pay ratio should not be used as a basis of comparison with other companies who may operate in different industries and geographical areas, have different employment and compensation practices and use different estimates, assumptions, and methodologies in calculating their pay ratios.
2022 Inducement Equity Incentive Plan
On March 11, 2022, our Board unanimously approved the adoption of the DermTech, Inc. 2022 Inducement Equity Incentive Plan, as amended, or the 2022 Plan. The 2022 Plan initially reserved 950,000 shares of our common stock for issuance pursuant to awards granted under the 2022 Plan to persons to whom the Company may issue securities without stockholder approval as an inducement pursuant to Nasdaq Listing Rule 5635(c)(4). In September 2022, our Board amended and restated the 2022 Plan to reserve an additional 1,000,000 shares of common stock. The 2022 Plan provides for the grant of equity-based awards, including options, restricted and unrestricted stock awards, and other stock-based awards, and its terms are substantially similar to the 2020 Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Capital Market, has furnished the following report:
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.dermtech.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of independent registered public accountants. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2022, the Audit Committee took the following actions:
•Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and KPMG LLP, our independent registered public accounting firm for the year ended December 31, 2022;
•Discussed with KPMG LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and
•Received written disclosures and the letter from KPMG LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP communications with the Audit Committee and the Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.
Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Members of the DermTech, Inc. Audit Committee
Herm Rosenman, Chairman
Cynthia Collins
Monica Tellado
Mark Capone

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Company Policy Regarding Related Party Transactions
Our Audit Committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons, and any other persons whom our Board determines may be considered related parties, has or will have a direct or indirect material interest. For purposes of our Audit Committee charter, a material interest is deemed to be any consideration received by such a party in excess of the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for its last two completed fiscal years.
In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct our management to obtain on its behalf, and consider all information that our committee believes to be relevant to a review of the transaction prior to its approval. Approval may be given by written consent of our committee.
The Audit Committee shall approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as our committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the material terms of the transaction, the nature of the related party’s interest in the transaction, the significance of the transaction to the related party and the nature of our relationship with the related party, the significance of the transaction to us, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. No member of the Audit Committee may participate in any review, consideration, or approval of any related party transaction with respect to which the member or any of his or her immediate family members is the related party, except that such member of the Audit Committee will be required to provide all material information concerning the related party transaction to the Audit Committee.
Except as otherwise set forth below, since the beginning of the fiscal year ended December 31, 2021 there were no transactions to which we were a party, nor are there any currently proposed transactions to which we will be a party, in which:
•the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for its last two completed fiscal years; and

•any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.
2021 Underwritten Public Offering
On January 6, 2021, the Company entered into an Underwriting Agreement with Cowen and Company, LLC and William Blair & Company, L.L.C. as representatives of several underwriters, or the Underwriters. The Company agreed to issue and sell up to 4,872,881 shares of its common stock, including up to 635,593 shares that could be purchased by the Underwriters pursuant to a 30-day option granted to the Underwriters by the Company. On January 11, 2021, the Company closed the underwritten public offering of 4,872,881 shares of its common stock, which included the exercise in full by the Underwriters of their option to purchase up to 635,593 additional shares, at a price to the public of $29.50 per share. The Company’s aggregate gross proceeds from the offering, before deducting underwriting discounts and commissions and other offering expenses, were approximately $143.7 million. We refer to this offering as the 2021 Underwritten Public Offering.
The table below sets forth the number of shares and aggregate purchase price of common stock purchased in the 2021 Underwritten Public Offering by our director, Matthew Posard, and by certain holders of more than 5% of the Company’s capital stock and their affiliates.

Name	Number of Shares	Aggregate Purchase Price
Entities affiliated with RTW Investments L.P.	200,000	$5,900,000
Matthew Posard	33,898	$999,991
Casdin Partners Master Fund, L.P.	375,000	$11,062,500

Marketing Services Agreement
During 2022 and 2021, we engaged EVERSANA Life Science Services, LLC, or EVERSANA, to provide certain marketing services to the Company. Leana Wood, the spouse of Todd Wood, our Chief Commercial Offer, is an employee of EVERSANA. We incurred $3.2 million and $2.6 million in costs pursuant to such engagement for the years ended December 31, 2022 and 2021, respectively.
Consulting Services Agreement
During 2021, we engaged Michael Dobak, the brother of Dr. John Dobak, our Chief Executive Officer, to provide certain public relations and marketing services.  We incurred zero and $0.1 million in costs pursuant to such engagement for the years ended December 31, 2022 and 2021, respectively.

PROPOSAL 1
ELECTION OF DIRECTOR

The Board has nominated Nathalie Gerschtein Keraudy for election at the Annual Meeting. If elected, Ms. Gerschtein Keraudy will serve until the 2026 annual meeting of stockholders and until the election and qualification of her successor or her earlier death, resignation or removal. The Board currently consists of eight members, classified into three classes as follows:

•Cynthia Collins, Kirk Malloy and Matthew Posard constitute the Class I directors with terms expiring at the annual meeting of stockholders in 2025;
•John Dobak, M.D., Mark Capone and Herm Rosenman constitute the Class II directors with terms expiring at the annual meeting of stockholders in 2024; and
•Monica Tellado and Nathalie Gerschtein Keraudy constitute the Class III directors with terms expiring at the Annual Meeting.

The Board has voted to nominate Nathalie Gerschtein Keraudy for election at the Annual Meeting for a term of three years to serve until the 2026 annual meeting of stockholders, and until her respective successor is elected and qualified or until her earlier death, resignation or removal. Monica Tellado’s term as a director will expire at the Annual Meeting and the Board is not nominating a candidate to fill the resulting vacancy in this election cycle. Following the Annual Meeting, the size of the Board will be reduced to seven members.

The Class II directors (John Dobak, M.D., Mark Capone and Herm Rosenman) and the Class I directors (Cynthia Collins, Kirk Malloy and Matthew Posard) will serve until the annual meeting of stockholders to be held in 2024 and 2025, respectively, and until their respective successors have been elected and qualified or until their earlier respective deaths, resignations or removals.

Unless authority to vote for the nominee is withheld, the shares represented by proxies we solicit will be voted FOR the election of Nathalie Gerschtein Keraudy as director. In the event that Ms. Gerschtein Keraudy is unable or unwilling to serve, the shares represented by proxies we solicit will be voted for the election of such other person as the Board may recommend in Ms. Gerschtein Keraudy’s place. We have no reason to believe that Ms. Gerschtein Keraudy will be unable or unwilling to serve as a director.

Vote Required
To be elected, the nominee for director must receive a plurality of the votes cast on this proposal.
Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF NATHALIE GERSCHTEIN KERAUDY AS DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2

AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE FROM 50,000,000 SHARES TO 100,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED

Our Board has determined that it is advisable to increase our authorized common stock from 50,000,000 shares to 100,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Amended and Restated Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix A.

As of March 15, 2023, approximately 31.0 million shares of our common stock were issued and outstanding (excluding treasury shares) and approximately an additional 8.0 million shares were reserved for issuance upon the conversion of existing securities and exercise of options granted under our various stock-based plans. Accordingly, as of March 15, 2023, a total of approximately 23.0 million shares of common stock is available for future issuance.

Our Board believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in Board’s discretion in connection with future financings, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Amended and Restated Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, our Board believes that the currently available unissued shares may not provide sufficient flexibility for corporate action in the future.

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of The Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of a majority of our outstanding common stock is required to approve the amendment to our Amended and Restated Certificate of Incorporation to effect the proposed increase in our authorized shares. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares held by a brokerage firm not voted by a customer will be treated as a broker non-vote. Such broker non-votes will be treated as votes against this proposal.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3

AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporate Law (“DGCL”). Our Board has determined that it is advisable to amend the Company’s Amended and Restated Certificate of Incorporation, subject to stockholder approval, to provide for the elimination or limitation of personal liability of certain of the Company’s officers for monetary damages in the specific circumstances authorized by Delaware law, and has voted to recommend that the stockholders approve such amendment. Article Seventh of our Amended and Restated Certificate of Incorporation currently provides for the Company to limit the monetary liability of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the DGCL. The full text of the proposed amendment to the Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix B.

Our proposed amendment would eliminate or limit the personal liability of certain of the Company’s officers for monetary damages for breach of the duty of care in certain actions. The provision would not apply to breaches of the duty of loyalty to the Company or its stockholders, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The provision also would not eliminate or limit the liability of such officers for claims brought by or in the right of the corporation, such as derivative claims.

Our Board believes that it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. Taking into account the limitations on the types of exculpation permitted, our Board believes that the proposed amendment balances stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers.

This Proposal 3 is separate and independent from Proposal 2.

Vote Required

The affirmative vote of a majority of our outstanding common stock is required to approve the amendment to our Amended and Restated Certificate of Incorporation to reflect the new Delaware law provisions regarding officer exculpation. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares held by a brokerage firm not voted by a customer will be treated as a broker non-vote. Such broker non-votes will be treated as votes against this proposal.

Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4
AMENDMENT TO THE DERMTECH, INC. 2020 EQUITY INCENTIVE PLAN TO MODIFY THE PLAN’S EVERGREEN PROVISION

Our Board is requesting that our stockholders approve the adoption of an amendment to the 2020 Plan, to (i) increase the maximum number of additional shares of our common stock that may annually be reserved for issuance under the plan by operation of its “evergreen” provision from 3.5% to 5.0% of the number of shares of our common stock outstanding on the first day of January of each year and (ii) extend the period during which the “evergreen” provision of the plan will operate from ending on the second day of fiscal year 2025 to ending on the second day of fiscal year 2030.

The 2020 Plan was approved by our Board and stockholders on April 12, 2020. The Board has authorized the Compensation Committee to administer the 2020 Plan. By its terms, the 2020 Plan may be amended by our stockholders. It may also be amended by the Administrator, provided that any amendment approved by the Administrator which is of a scope that requires stockholder approval as required (i) by the rules of the Nasdaq Stock Market, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 Internal Revenue Code of 1986, as amended (the “Code”), or (iii) for any other reason, is subject to obtaining such stockholder approval. The proposed amendment was approved by our Board on March 29, 2023, subject to approval by our stockholders.

As of March 15, 2023, a total of 0.3 million shares of our common stock remain available for issuance under the 2020 Plan; options to purchase a total of 881,294 shares of common stock and restricted stock units representing the contingent right to receive up to a maximum of 2,837,127 shares of our common stock were outstanding under the 2020 Plan. As of March 15, 2023, a total of 844,728 shares of our common stock have been issued upon the exercise of options and vesting of other equity awards granted under the Plan.

Reasons for Amendment of the 2020 Plan

Our Board and management believe that long-term incentive compensation programs align the interests of management, employees and stockholders to create long-term stockholder value. The purpose of the 2020 Plan is to provide us with flexibility to motivate, attract, and retain the services of employees, directors, and consultants upon whose judgment, interest, and special effort our success is largely dependent. We believe that our interests and those of our stockholders will be advanced if we can continue to offer our employees, including at the senior management level, consultants, and directors the opportunity to acquire or increase their proprietary interests in us. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2020 Plan and the 2022 Plan (as of March 15, 2023) is not sufficient for future granting needs.

The following is a brief summary of the 2020 Plan, as proposed to be amended. This summary is qualified in its entirety by reference to the text of the 2020 Plan, a copy of which is attached as Appendix C to this Proxy Statement.

Summary of Material Features of our Plan

Shares Available for Issuance.

The 2020 Plan provides for the issuance of up to (i) 1,900,000 shares plus (ii) the number of shares underlying any stock option and other stock-based awards previously granted under the DermTech, Inc. Amended and Restated Stock Plan, or the 2010 Plan, that are forfeited, canceled, or terminated (other than by exercise) on or after May 26, 2020; provided that no more than 1,400,000 shares, which is approximately the number of shares subject to currently outstanding stock option and other stock-based awards outstanding under the 2010 Plan, may be added to the 2020 Plan pursuant to such forfeitures, cancellations and terminations. In addition, the number of shares reserved for issuance under the 2020 Plan currently features an evergreen provision that annually replenishes the number of shares of our common stock reserved for issuance thereunder by an amount equal to three and one-half percent (3.5%) of the total number of shares of common stock outstanding on the first day of each fiscal year beginning in 2021 and ending on the second day of fiscal year 2025. The proposed amendment will (i) increase the maximum number of additional shares of our common stock that may annually be reserved for issuance under the 2020 Plan by operation of its evergreen provision from 3.5% to 5.0% of the number of shares of our common stock outstanding on the first day of the month of January of each year and (ii) extend the period during which the evergreen provision of the 2020 Plan will operate from ending on the second day of fiscal year 2025 to ending on the second day of fiscal year 2030. Section 3(b) of the 2020 Plan, as proposed to be amended, is as follows:

“(b) Notwithstanding Subparagraph (a) above, (i) on the first day of each fiscal year of the Company during the period beginning in fiscal year 2024, and ending on the second day of fiscal year 2025, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (x) 3.5% of the number of outstanding shares of Common Stock on such date and (y) an amount determined by the Administrator and (ii) on the first day of each fiscal year of the Company during the period beginning in fiscal year 2024, and ending on the second day of fiscal 2030, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (x) 5% of the number of outstanding shares of Common Stock on such date and (y) an amount determined by the Administrator. Notwithstanding the foregoing, the maximum number of Shares that may be issued as ISOs under the Plan shall be 75,000,000.”

Shares of common stock reserved for awards under the 2020 Plan that are forfeited, canceled or terminated (other than by exercise) generally are added back to the share reserve available for future awards. If shares of common stock are tendered in payment for an award or withheld for taxes, the number of shares deemed to have been issued under the 2020 Plan will be the net number of shares actually issued. Shares purchased by us with the proceeds of the option exercise price of any option award may not be reissued under the 2020 Plan.

The 2020 Plan limits the number of shares to be granted to any non-employee director in any calendar year to an aggregate grant date fair value of $600,000, except that the foregoing limitation shall not apply to awards granted (i) pursuant to an election by a non-employee director to receive the award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any committee thereof or (ii) in connection with a non-employee director initially joining the Board.

Plan Administration.

In accordance with the terms of the 2020 Plan, our Board has authorized the Compensation Committee to administer the 2020 Plan. The Compensation Committee may delegate part of its authority and powers under the 2020 Plan, but only the Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934. In accordance with the provisions of the 2020 Plan, the Compensation Committee determines the terms of awards, including:

•which employees, directors and consultants will be granted awards

•the number of shares subject to each award;

•the vesting provisions of each award;

•the termination or cancellation provisions applicable to awards; and

•all other terms and conditions upon which each award may be granted in accordance with the 2020 Plan.
In addition, the Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2020 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

Eligibility.

The 2020 Plan allows us, under the direction of the Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, directors and consultants (approximately 264 employees, directors and consultants as of March 15, 2023) who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success.

Stock Options.

Stock options granted under the 2020 Plan may be either incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. The term of stock options granted under the 2020 Plan may not be longer than ten years. Moreover, if an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability. Options, however, will not be exercisable if the termination of service was due to cause.

Restricted Stock.

Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has certain of the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the shares, but he or she may not sell the shares until the restrictions are lifted.

Restricted Stock Units and Performance Stock Units.

Restricted stock units and performance stock units that provide the grantee with the right to receive a fixed number of shares of common stock in the future based on the grantee providing continuing service for the period specified in the award agreement in the case of restricted stock units and until the performance goals are met in the case of performance stock units. If the vesting is achieved the grantee shall be entitled to receive such number of shares based on the number of units specified in the award agreement. If the grantee does not satisfy the vesting conditions by the end of the applicable period specified in the award agreement the award is forfeited and shares are not issued.

Other Stock-Based Awards.

The 2020 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to, the grant of shares, stock appreciation rights, phantom stock awards or stock units. Under no circumstances may the agreement covering stock appreciation rights (a) have an exercise price per share that is less than 100% of the fair market value per share of our common stock on the date of grant or (b) expire more than ten years following the date of grant.

Stock Dividends and Stock Splits.

If our common stock is subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock thereafter deliverable upon the exercise of an outstanding option or upon issuance under another type of award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the per share purchase price and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions.

Upon a merger, consolidation or other reorganization event, our Board, may, in its sole discretion, take any one or more of the following actions pursuant to the 2020 Plan, as to some or all outstanding awards (to the extent then exercisable or, at the discretion of the administrator, any such awards being made partially or fully exercisable for purposes of this provision):

•provide that all outstanding options shall be assumed or substituted by the successor corporation;

•upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•with respect to stock grants and in lieu of any of the foregoing, our Board or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of our Board or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendment and Termination.

The 2020 Plan may be amended by our stockholders. It may also be amended by the Administrator, provided that any amendment which is of a scope that requires stockholder approval as required (i) by the rules of the Nasdaq Stock Market, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, or (iii) for any other reason, is subject to obtaining such stockholder approval. In addition, other than in connection with stock dividends, stock splits, recapitalizations or reorganizations, at any time when the exercise price of a stock option is above the fair market value of a share, the Compensation Committee may not without stockholder approval reduce the exercise price or cancel any outstanding option in exchange for a replacement option having a lower exercise price, or for any other equity award or for cash. In addition, the Compensation Committee may not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles.

Duration of the 2020 Plan.

The 2020 Plan will expire on the earlier of (i) April 12, 2030 and (ii) a date approved by a vote of the shareholders or the Board d; provided, however, that any such earlier termination shall not affect any award agreements executed or equity awards issued prior to the effective date of such termination. No equity awards may be made after termination of the 2020 Plan, although previously granted awards may continue beyond the termination date in accordance with their terms.

Federal Income Tax Consequences

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2020 Plan, based on the current provisions of the Code and regulations are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2020 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options.

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (the ISO holding period).

However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options.

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options, will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants.

With respect to stock grants under the 2020 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units.

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Plan Benefits

Since the adoption of the 2020 Plan through March 15, 2023, we have granted the following stock options and restricted stock units under the Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our common stock. As of the date hereof we have granted only stock options and restricted stock units and no other type of award under the Plan.

Name and Position	Number of Shares subject to Restricted Stock Units	Number of shares subject to Stock Options
John Dobak, M.D. President and Chief Executive Officer	356,045	150,670
Kevin Sun, MBA, MSSM Chief Financial Officer	188,296	47,045
Todd Wood Chief Commercial Officer	184,443	40,225
Ray Akhavan General Counsel	162,224	62,500
Claudia Ibarra Chief Operating Officer	146,606	34,688
All current executive officers as a group	1,037,614	335,128
All current directors who are not executive officers as a group	292,668	—
The director nominee	33,975	—
All employees, including all current officers who are not executive officers, as a group	2,872,846	924,386

The amounts of future grants under the 2020 Plan are not determinable and will be granted at the sole discretion of the compensation committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the 2020 Plan or the amount or types of any such awards.

On March 15, 2023, the closing market price per share of our common stock was $3.62, as reported by the Nasdaq Stock Market.

Vote Required

The affirmative vote of a majority of the votes cast, either affirmatively or negatively, on this proposal is required to approve this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes and any abstentions will have no effect on the results of this vote.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL 4 TO APPROVE THE AMENDMENT OF THE 2020 PLAN, AND PROXIES SOLICITED BY OUR BOARD WILL BE VOTED IN FAVOR OF SUCH ADOPTION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 5
RATIFY THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2023. The Board proposes that the stockholders ratify this appointment.
In deciding to appoint KPMG LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG LLP and concluded that KPMG LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.
We expect that representatives of KPMG LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm’s Fees
The following table shows the fees billed by KPMG LLP for the audit of our annual financial statements for the last two fiscal years and for other services rendered by KPMG LLP to the Company during our last two fiscal years.

	Fiscal Year 2022	Fiscal Year 2021
Audit Fees (1)	$1,317,500	$1,459,825
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,317,500	$1,459,825
(1)Audit Fees represent fees and out-of-pocket expenses whether or not yet invoiced for professional services provided in connection with the audit of the Company’s financial statements, the review of the Company’s quarterly financial statements, the review of the Company’s registration statements on Forms S-3 and S-8, and audit services provided in connection with other regulatory filings.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy and procedures for pre-approving all audit and non-audit services to be performed by our independent auditors. The policy requires pre-approval of all services rendered by our independent auditors either as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on a case-by-case basis. The Audit Committee has authorized its Chair to pre-approve individual expenditures of audit and non-audit services. Any pre-approval decision must be reported to the Audit Committee at the next regularly scheduled Audit Committee meeting. All audit fees for 2022 and 2021 described above were pre-approved by the Audit Committee.
In the event the stockholders do not ratify the appointment of KPMG LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Vote Required

The affirmative vote of a majority of the votes cast, either affirmatively or negatively, on this proposal is required to approve this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote
Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 6
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our NEOs as described in the Compensation Discussion and Analysis, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.  We have determined to hold an advisory vote to approve the compensation of our NEOs annually, and the next such advisory vote will occur at the 2024 Annual Meeting of Stockholders.
Our compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.
Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.
We are asking our stockholders to indicate their support for our executive compensation programs as described in this Proxy Statement. This vote is not intended to address any specific term of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.
This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:
“RESOLVED, that, on a non-binding advisory basis, the compensation of the NEOs, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

Vote Required

The affirmative vote of a majority of the votes cast, either affirmatively or negatively, on this proposal is required to approve, on an advisory basis, this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares held by a brokerage firm not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL 6 TO ADOPT THE ABOVE PROPOSED RESOLUTION, AND PROXIES SOLICITED BY OUR BOARD WILL BE VOTED IN FAVOR OF SUCH ADOPTION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our principal executive officer and principal financial and accounting officer. The text of the code of conduct and ethics is posted on our website at www.dermtech.com and will be made available to stockholders without charge, upon request, in writing to Investor Relations at DermTech, Inc., 12340 El Camino Real, San Diego, California 92130. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors and principal executive, financial and accounting officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendment or waiver is then permitted by the rules of the Nasdaq Capital Market.
OTHER MATTERS
The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2024 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than December [•], 2023, which is 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2024 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 1, 2024, 120 days prior to the date that is one year from this year’s meeting date and no later than March 2, 2024, 90 days prior to the date that is one year from this year’s meeting date. Proposals that are not received in a timely manner will not be voted on at the 2024 Annual Meeting of Stockholders.In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominee must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.

If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, DermTech, Inc., 12340 El Camino Real, San Diego, California 92130.

San Diego, California
April [•], 2023

APPENDIX A

THIRD CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DERMTECH, INC.

DermTech, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.The Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby further amended by deleting the first paragraph of Article FOURTH thereof and replacing therewith the following:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 105,000,000 shares, consisting of 100,000,000 shares of Common Stock, $0.0001 par value per share (the “Common Stock”) and 5,000,000 shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”).”

2.The Board of Directors of the Corporation has duly adopted resolutions (i) declaring this Third Certificate of Amendment to be advisable, (ii) adopting and approving this Third Certificate of Amendment, (iii) directing that this Third Certificate of Amendment be submitted to the stockholders of the Corporation for their approval at the 2023 Annual Meeting of the stockholders of the Corporation and (iv) recommending to the stockholders of the Corporation that this Third Certificate of Amendment be approved.

3.This Third Certificate of Amendment was submitted to and duly adopted and approved by the stockholders of the Corporation at the 2023 Annual Meeting of the stockholders of the Corporation in accordance with the provisions of Sections 222 and 242 of the Delaware General Corporation Law.

4.This Third Certificate of Amendment has been duly authorized, adopted and approved by the Corporation’s Board of Directors in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, DermTech, Inc. has caused this Third Certificate of Amendment to be signed by its duly authorized officer of the Corporation, on ____________.

DERMTECH, INC.

By: ________________________________
Name:
Title:

APPENDIX B

FOURTH CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DERMTECH, INC.

DermTech, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.The Amended and Restated Certificate of Incorporation, as amended, is hereby further amended by deleting in its entirety Article SEVENTH thereof and replacing therewith the following new Article SEVENTH:

“SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors and officers for breaches of fiduciary duty, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”

2.The Board of Directors of the Corporation has duly adopted resolutions (i) declaring this Fourth Certificate of Amendment to be advisable, (ii) adopting and approving this Fourth Certificate of Amendment, (iii) directing that this Fourth Certificate of Amendment be submitted to the stockholders of the Corporation for their approval at the 2023 Annual Meeting of the stockholders of the Corporation and (iv) recommending to the stockholders of the Corporation that this Fourth Certificate of Amendment be approved.

3.This Fourth Certificate of Amendment was submitted to and duly adopted and approved by the stockholders of the Corporation at the 2023 Annual Meeting of the stockholders of the Corporation in accordance with the provisions of Sections 222 and 242 of the Delaware General Corporation Law.
4.This Fourth Certificate of Amendment has been duly authorized, adopted and approved by the Corporation’s Board of Directors in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, DermTech, Inc. has caused this Fourth Certificate of Amendment to be signed by a duly authorized officer of the Corporation, on ____________.

DERMTECH, INC.

By: ________________________________
Name:
Title:

APPENDIX C

DERMTECH, INC. 2020 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED ON [●], 2023)

1.DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this DermTech, Inc. 2020 Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term “Administrator” means the Committee.

Affiliate means a corporation or other entity, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non‑feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors, if any, to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.0001 par value per share.

Company means DermTech, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a single entity other than a transaction to merely change the state of incorporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

If the Common Stock is listed on a national securities exchange or traded in the over‑the‑counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;
If the Common Stock is not traded on a national securities exchange but is traded on the over‑the‑counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the most recent trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and
If the Common Stock is neither listed on a national securities exchange nor traded in the over‑the‑counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

ISO means a stock option intended to qualify as an incentive stock option under Section 422 of the Code.

Non‑Qualified Option means a stock option which is not intended to qualify as an ISO.

Option means an ISO or Non‑Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

Performance Goals means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

Plan means this DermTech, Inc. 2020 Equity Incentive Plan.

Securities Act means the United States Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award, which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non‑Qualified Options, Stock Grants and Stock-Based Awards.

3.SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 1,900,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s Amended and Restated 2010 Stock Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after May 26, 2020, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 1,400,000 shares underlying outstanding awards under the 2010 Stock Plan shall be added to the Plan pursuant to subsection (ii).

(b) Notwithstanding Subparagraph (a) above, (i) on the first day of each fiscal year of the Company during the period beginning in fiscal year 2024, and ending on the second day of fiscal year 2025, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (x) 3.5% of the number of outstanding shares of Common Stock on such date and (y) an amount determined by the Administrator and (ii) on the first day of each fiscal year of the Company during the period beginning in fiscal year 2024, and ending on the second day of fiscal 2030, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (x) 5% of the number of outstanding shares of Common Stock on such date and (y) an amount determined by the Administrator. Notwithstanding the foregoing, the maximum number of Shares that may be issued as ISOs under the Plan shall be 75,000,000.

(c) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. If a Stock Right is exercised, in whole or in part, by tender or withholding of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by the tender or withholding of Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the net number of Shares actually issued. Shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the Plan. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted provided however that in no event shall Stock Rights to be granted to any non-employee director under the Plan in any calendar year exceed an aggregate grant date fair value of $600,000, except that the foregoing limitation shall not apply to awards granted (i) pursuant to an election by a non-employee director to receive the award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof or (ii) in connection with a non-employee director initially joining the Board of Directors;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price or extending the expiration date of an Option, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(f) Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards in compliance with (d) above; and

(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;
provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of potential tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non‑Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non‑Qualified Options: Each Option intended to be a Non‑Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non‑Qualified Option:

i.Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.

ii.Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

iii.Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

iv.Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and
B.The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

v.Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

i.Minimum Standards: The ISO shall meet the minimum standards required of Non‑Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

ii.Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:
A.10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

iii.Term of Option: For Participants who own:

A.10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or
B.More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

iv.Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any;

8.TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.PERFORMANCE-BASED AWARDS.

The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

10.EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.
Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the

Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.
(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH or DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.
The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:
(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant of a Stock Right:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance

Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive. Notwithstanding the foregoing, any adjustments shall be made only after the Administrator determines whether such adjustments would cause any adverse tax consequences for the holders of Stock-Based Awards, including, but not limited to, pursuant to Section 409A of the Code.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may in its discretion refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

26.ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer or allow for payroll withholding.

29.NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.TERMINATION OF THE PLAN.

The Plan will terminate on April 12, 2030, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31.AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 of the Code and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Other than as set forth in Paragraph 25 of the Plan, at any time when the exercise price of such Option is above the fair market value of a share, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option of Common Stock in exchange for (i) a replacement option having a lower exercise price, (ii) a Stock Grant, (iii) any other Stock-Based Award or (iv) for cash. In addition the Administrator shall not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 31 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

32.EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

34.INDEMNITY.

Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board or Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

35.CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.

36.GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

DermTech

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: **www.proxypush.com/DMTK** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
	PHONE Call **1-866-430-8291** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
	You must register to attend the meeting online and/or participate at www.proxydocs.com/DMTK

DermTech, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 03, 2023

TIME: Wednesday, May 31, 2023 1:30 PM, Pacific Time

PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/DMTK for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned, revoking any previous proxies relating to these shares, hereby appoints John Dobak and Kevin Sun, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of DermTech, Inc. registered in the name provided in this proxy which the undersigned is entitled to vote on each proposal at the meeting and at any postponements or adjournments thereof, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the proxy. This proxy, when executed, will be voted in the manner directed herein for all shares of common stock which the undersigned is entitled to vote on each proposal.

If you do not specify herein how you want your shares to be voted, this proxy will be voted FOR the election of the directors, FOR proposal 2, 3, 4, 5 and 6. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements or adjournments of the meeting.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

DermTech, Inc.

Annual Meeting of Stockholders

Please make your marks like this: X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4, 5 AND 6

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date